          As filed with the Securities and Exchange Commission on April 12, 2013

                                            1933 Act Registration No. 333-141755

                                            1940 Act Registration No. 811-07785
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 7 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 33 /X/

               Lincoln Life & Annuity Variable Annuity Account L
                           (Exact Name of Registrant)

                       Group Variable Annuity I, II & III

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2013, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ______________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company) 100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company) PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441


This prospectus describes a group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value, and as permitted by the Plan, to provide retirement income that a Participant cannot outlive or for an agreed upon time. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If a Participant dies before the Annuity Commencement Date, we will pay the Beneficiary or Plan a Death Benefit.

If the Contractowner gives certain rights to Plan Participants, we issue active life certificates to them. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If a Participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All Contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a Participant puts all or some Contributions into one or more of the contract's Subaccounts, the Participant takes all the investment risk on the Account Value and the retirement income. If the selected Subaccounts make money, Account Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected Subaccounts. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant Allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio*

American Century Variable Portfolios, Inc. (Class I):
     Balanced Fund

American Century Variable Portfolios II, Inc. (Class I):
     Inflation Protection Fund*

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class I):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series

Delaware VIP (Reg. TM) Trust (Standard Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series

Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Opportunistic Small Cap Portfolio*
     Dreyfus Stock Index Fund, Inc.*

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*

DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio
     Fidelity (Reg. TM) Equity-Income Portfolio*
     Fidelity (Reg. TM) Growth Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio

Janus Aspen Series (Institutional Shares):
     Janus Aspen Global Research Portfolio
     (formerly Janus Aspen Worldwide Portfolio)

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP BlackRock Inflation Protection Bond Fund
   LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Global Income Fund
     LVIP Mondrian International Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
   LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund

     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile 2050 Fund
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund
     LVIP Protected Profile Moderate Fund

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio*
     Large Cap Value Portfolio

T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio

* It is currently anticipated that on or about May 17, 2013, we will close and replace these investment options. See the Description of the Funds section for further information.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)"," Standard & Poor's 500
     (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2013

Table of Contents




Item                                                                                        Page
Special Terms                                                                                4
Expense Tables                                                                               5
Summary of Common Questions                                                                  6
Lincoln Life & Annuity Company of New York                                                   7
Fixed Side of the Contract                                                                   8
Variable Annuity Account (VAA)                                                               9
Investments of the VAA                                                                       9
Charges and Other Deductions                                                                14
The Contracts                                                                               17
 Purchase of the Contracts                                                                  17
 Transfers On or Before the Annuity Commencement Date                                       18
 Death Benefit Before the Annuity Commencement Date                                         20
 Withdrawals                                                                                21
 Annuity Payouts                                                                            23
Distribution of the Contracts                                                               25
Federal Tax Matters                                                                         26
Additional Information                                                                      29
 Voting Rights                                                                              29
 Return Privilege                                                                           29
 Other Information                                                                          30
 Legal Proceedings                                                                          30
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Company of New York (Lincoln New York or Company) Variable       31
  Annuity Account L
Appendix A - Condensed Financial Information                                                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


Account or Variable Annuity Account (VAA)-The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Beneficiary-The person or entity designated by the participant to receive any Death Benefit paid if the participant dies before the Annuity Commencement Date.


Contractowner-The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions-Amounts paid into the contract.


Death Benefit-Before the Annuity Commencement Date, the amount payable to a designated Beneficiary if a participant dies.


FINRA-Financial Industry Regulatory Authority.


Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


Lincoln New York (we, us, our, company)-Lincoln Life & Annuity Company of New York (LNY).

Participant-An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.


Participant Year-A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.


Plan-The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC-Securities and Exchange Commission.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner/Participant Transaction Expenses for GVA I, II & III:



The maximum surrender charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):




 GVA I      GVA II      GVA III
-------    --------    --------
  5%*        6%*         None


* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.


Annual account fee (per Participant): $25


Systematic withdrawal option fee: $30


The annual fee may be paid by an employer on behalf of Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.



Separate Account L expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):




      Mortality and expense risk charge...... 1.00%



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.25%     1.91%
      Net Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.25%     1.60%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.

EXAMPLES


This Example is intended to help Contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that Contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable period:




                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  GVA I............   $810    $1,450    $2,115    $3,412
  GVA II...........   $912    $1,556    $2,226    $3,656
  GVA III..........   $296    $  907    $1,543    $3,252


2) If you do not surrender your contract at the end of the applicable time period:




                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  GVA I............   $300      $918    $1,562    $3,412
  GVA II...........   $300      $918    $1,562    $3,290
  GVA III..........   $296      $907    $1,543    $3,252


The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.


For more information, See - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, See Distribution of the Contracts.




Summary of Common Questions

What kind of contract is this? It is a group variable annuity contract between the Contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.

What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How do the contracts work? If we approve the application, we will send the Contractowner a contract. When Participants make Contributions, they buy Accumulation Units. If the Participant decides to receive retirement income payments, we convert Accumulation Units to Annuity Units. Retirement income payments will be based on the number of Annuity Units received and the value of each Annuity Unit on payout days. See - The Contracts and Annuity Payouts.

What charges do I pay under the contract? If Participants in GVA I or GVA II withdraw Account Values, a surrender charge applies of 0-6% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to Plans subject to ERISA, depending on how many participation years the Participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See - Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.


We charge an annual administration charge of $25 per Participant account. We will deduct any applicable premium tax from Contributions or Account Value at the time the tax is incurred or at another time we choose or a time as required by law.



We apply a charge to the daily net asset value of the VAA and those charges are:




      Mortality and expense risk charge...... 1.00%


The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. See The Contracts - Contributions.

How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts - Death Benefit.

May Participants transfer Account Value between Subaccounts, and between the VAA and the fixed account? Before the Annuity Commencement Date, yes, subject to the terms of the Plan. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a Participant withdraw Account Value? Yes, during the Accumulation Period, subject to contract requirements, to the restrictions of any Plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III, a Participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the Participant intends to liquidate his or her fixed Account Value. Under GVA III, liquidation of the entire fixed Account Value must be over 5 annual installments. See - Fixed Account Withdrawal/Transfer limits for GVA III. The Contractowner must also approve Participant withdrawals under Section 401(a) Plans and Plans subject to Title I of ERISA. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 591/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do Participants get a free look at their certificates? A Participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the Participant receives the certificate. The Participant needs to give notice to our Servicing Office. See - Return Privilege.

Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.




Investment Results

The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.




Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.


Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Fixed Side of the Contract

The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A Contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.


ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.


Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.




Variable Annuity Account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.




Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds


Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


We currently anticipate closing and replacing the following funds on May 20, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o Dreyfus Stock Index Fund with LVIP SSgA S&P 500 Index Fund
 o Dreyfus VIF Opportunistic Small Cap Portfolio with LVIP SSgA Small-Cap Index Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o DWS Small Cap Index VIP Portfolio with LVIP SSgA Small-Cap Index Fund
 o Fidelity VIP Equity-Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth Portfolio: Long-term growth of capital.


  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.


American Century Variable Portfolios, Inc., advised by American Century
    Investment Management, Inc.

  o Balanced Fund: Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.


American Century Variable Portfolios II, Inc., advised by American Century
    Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company


  o Global Growth Fund: Long-term growth of capital.


  o Growth Fund: Capital growth.


  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC.


  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o High Yield Series: Total return and, as a secondary objective, high current income.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.



Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation


  o Opportunistic Small Cap Portfolio: Capital growth.

  o Stock Index Fund, Inc.: To match the total return of the Standard & Poor's (Reg. TM) 500 Composite Stock Price Index (S&P 500 (Reg. TM) Index).
    (Sub-advised by Mellon Capital Management Corporation)


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.
     (Sub-advised by Northern Trust Investments, Inc.)

  o DWS Small Cap Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
     (Sub-advised by Northern Trust Investments, Inc.)


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America, L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Asset Manager Portfolio: High total return.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.


  o Equity-Income Portfolio: Reasonable income with consideration of the potential for capital appreciation.

  o Growth Portfolio: To achieve capital appreciation.



Janus Aspen Series, advised by Janus Capital Management LLC


  o Global Research Portfolio: Long-term growth of capital.
     (formerly Worldwide Portfolio)



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
    (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth
     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund: A combination of current income and preservation of capital with capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund: Capital appreciation with current income as a secondary objective.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with the preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
    (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

  o LVIP SSgA Small-Cap Index Fund : To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index*, which emphasizes stocks of small U.S. companies.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas) Inc.)
     (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2050 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc. and sub-advised by Neuberger Berman LLC.

  o Large Cap Value Portfolio: Long-term growth of capital.

  o Mid-Cap Growth Portfolio: Growth of capital.



T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.


  o T. Rowe Price International Stock Portfolio: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.


The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or Participants as additional units, but are reflected as changes in unit values.



Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.


We also may:

 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and

 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
 o maintaining records;

 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that Death Benefits paid will exceed the actual Contract Value;

 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.



Annual Contract Fee


During the accumulation period, we currently deduct $25 (or the balance of the Participant's account, if less) per year from each Participant's Account Value on the last business day of the month in which a Participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a Participant's account if the Participant's account is totally withdrawn. The charge may be increased or decreased.



Surrender Charge for GVA I and GVA II*


Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a Participant's account balance during the accumulation period as follows:




                                     GVA II    GVA II
During Participation Year    GVA I    ERISA   Non-ERISA
--------------------------- ------- -------- ----------
  1-5......................   5%      6%         6%
  6........................   5%      3%         6%
  7........................   4%      3%         6%
  8........................   3%      3%         6%
  9........................   2%      3%         6%
  10.......................   1%      3%         6%
  11-15....................   0%      1%         6%
  16.......................   0%      0%         6%

* There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the Subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on Death Benefits, or on account balances converted to an Annuity Payout option. For any Participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the Participant's account.



Fixed Account Withdrawal/Transfer Limits for GVA III


GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a Participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.



Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                Percentage of Fixed
                                 Account Available
Year Request Received by LNY       Under GVA III
------------------------------ --------------------
      1.......................            20%
      2.......................            25%
      3.......................         33.33%
      4.......................            50%
      5.......................           100%


Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional Contributions by a Participant that notifies us of their intention to liquidate their fixed account balance and stop Contributions to the contract.



Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits


Under certain conditions, a Participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the Contractowner may or may not make available under the contracts:





           Standard conditions                                       Optional conditions
           --------------------------------------------------------- --------------------------------------------------------
GVA I      o the Participant has attained age 591/2                  o the Participant has separated from service with their
                                                                     employer and is at least 55 years of age
           o the Participant has died                                o the Participant is experiencing financial hardship
           o the Participant has incurred a disability (as defined
           under the contract)
           o the Participant has separated from service with their
                                                                     --------------------------------------------------------
           employer
           ---------------------------------------------------------
 GVA II    o the Participant has attained age 591/2                  o the Participant has separated from service with their
                                                                     employer
           o the Participant has died                                o the Participant is experiencing financial hardship
           o the Participant has incurred a disability (as defined
           under the contract)
           o the Participant has separated from service with their
                                                                     --------------------------------------------------------
           employer and is at least 55 years of age
           ---------------------------------------------------------
 GVA III   o the Participant has attained age 591/2                  o the Participant has separated from service with their
                                                                     employer and is at least 55 years of age
           o the Participant has died
           o the Participant has incurred a disability (as defined
           under the contract)
           o the Participant has separated from service with their
           employer
           o the Participant is experiencing financial hardship*




* A GVA III Contractowner has the option not to include the financial hardship condition.

Under GVA I and GVA II, a Contractowner may also elect an optional contract provision that permits Participants to make a withdrawal once each Contract Year of up to 20% of the Participant's account balance without a surrender charge.

A Contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.



Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):




      Mortality and expense risk charge...... 1.00%


This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special Arrangements


The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract or by election impose this charge only on Particpants with account balances in the VAA. LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.


Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.


The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.



Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax imposed for New York residents.


Other Charges and Deductions

The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

The Contracts

Purchase of the Contracts

A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner through its sales representative. For Plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.



Initial Contributions


When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant's participation date will be the date we deposited the Participant's Contribution into the pending allocation account.

We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.


Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.



Contributions

Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.

Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover Contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a Contribution, we will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions will be reversed and the party responsible for the invalid Contribution must reimburse us for any losses or expenses resulting from the invalid Contribution.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date


Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of Contributions


The Contractowner forwards Contributions to us, specifying the amount being contributed on behalf of each Participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's Subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written Participant instructions and subject to the Plan. The Contribution allocation percentage to the Subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in Good Order at our Servicing Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units


Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date


Subject to the terms of a Plan, a Participant may transfer all or a portion of the Participant's account balance from one Subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.


A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.



Market Timing


Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


We do not permit transfers of a Participant's account balance after the Annuity Commencement Date.



Additional Services


There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the Subaccounts. This service is only available for GVA III Participants.

The account sweep service allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of Account Value allocated to each Subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.



Death Benefit Before the Annuity Commencement Date


The payment of Death Benefits is governed by the applicable plan and the tax code. In addition, no payment of Death Benefits provided upon the death of the Participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The Participant may designate a Beneficiary during the Participant's lifetime and change the Beneficiary by filing a written request with us. Each change of Beneficiary revokes any previous designation.

If the Participant dies before the Annuity Commencement Date, the Death Benefit paid to the Participant's designated Beneficiary will be the greater of: (1) the net contributions; or (2) the Participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the Participant's death within six months of such death, we pay the Beneficiary the amount in (2).

We determine the value of the Death Benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the Participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a Death Benefit is payable, the Beneficiary may elect to receive payment of the Death Benefit either in the form of a lump sum settlement or an Annuity Payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. If no election is made within 60 days after we receive satisfactory notice of the Participant's death, we will pay a lump sum settlement to the Beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient will be charged a fee for a stop payment or if a check is returned for insufficient funds.


Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits.

Under qualified contracts, if the Beneficiary is someone other than the spouse of the deceased Participant, the tax code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.


Other rules apply to non-qualified annuities. See "Federal Tax Matters."


If there is no living named Beneficiary on file with us at the time of a Participant's death and unless the plan directs otherwise, we will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the Participant's death. In such case, the value of the Death Benefit will be determined as of the end of the Valuation Period during which we receive due proof of death, and the lump sum Death Benefit generally will be paid within seven days of that date.



Withdrawals


Before the Annuity Commencement Date and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions - Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of Account Value. See "Charges and Other Deductions."


The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."


Total Withdrawals. Only Participants with no outstanding loans can make a total withdrawal. A total withdrawal of a Participant's account will occur when (a) the Participant or Contractowner requests the liquidation of the Participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining Participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the Contractowner resumes Contributions on behalf of a Participant after a total withdrawal, the Participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a Participant's account balance will occur when less than a total withdrawal is made from a Participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal Beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A Participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program. Under certain contracts Participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The Participant must complete the forms we require to elect this option. We will base our calculation solely on the Participant's Account Value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988, can only be made if the Participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a Participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the Contractowner on behalf of a Participant. All withdrawal requests will require the Contractowner's written authorization and written documentation specifying the portion of the Participant's account balance which is available for distribution to the Participant.

For withdrawal requests (other than transfers to other investment vehicles) by Participants under plans not subject to Title I of ERISA and non-401(a) plans, the Participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A Participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).

Loans


If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A Participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

 o when the SEC so orders to protect Contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a Participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership


Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts


As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the Participant's account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.


We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.


Annuity Options


Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner (or Participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity Payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an Annuitant or Beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.


General Information


Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity Payout options are only available if consistent with the contract, the Plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.



Annuity Payout Calculation


Fixed Annuity Payouts are determined by dividing the Participant's annuity conversion amount in the fixed account as of the initial Annuity Payout calculation date by the applicable annuity conversion factor (in the contract) for the Annuity Payout option selected.



Variable Annuity Payouts


Variable Annuity Payouts will be determined using:
 o The Participant's annuity conversion amount in the VAA as of the initial Annuity Payout calculation date;

 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then


2. Credit the retired life certificate with a specific number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each Annuity Payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, Annuity Payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the Statement of Additional Information (SAI).


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to

LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Qualified Retirement Plans


We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts


Qualified retirement plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)

 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Investments in the VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant's specific circumstances (e.g., the Participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 70 1/2 or retire, if later as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions (RMDs)


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or annuity payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the tax law)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Taxation of Death Benefits


We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse Beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.

Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Company of New York (Lincoln New York or Company) Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P 500 Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.










                Statement of Additional Information Request Card
             Lincoln Life & Annuity Variable Annuity Account L for
                     Variable Annuity Contracts I, II & III









   .
Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.


                                 (Please Print)


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Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).




             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
ABVPSF Global Thematic Growth
2003  .          3.016        4.294          337
2004  .          4.294        4.467          282
2005  .          4.467        4.584          307
2006  .          4.584        4.919          282
2007  .          4.919        5.839          361
2008  .          5.839        3.037          404
2009  .          3.037        4.604          427
2010  .          4.604        5.405          349
2011  .          5.405        4.099          437
2012  .          4.099        4.595          315
---------        -----        -----          ---
ABVPSF Growth and Income
2004  .         10.317       11.133            5
2005  .         11.133       11.529           18
2006  .         11.529       13.352           25
2007  .         13.352       13.862           34
2008  .         13.862        8.138           48
2009  .          8.138        9.696           42
2010  .          9.696       10.829           55
2011  .         10.829       11.372           58
2012  .         11.372       13.200           64
---------       ------       ------          ---
ABVPSF Growth
2003  .          4.692        6.258           66
2004  .          6.258        7.096          104
2005  .          7.096        7.842           85
2006  .          7.842        7.668           89
2007  .          7.668        8.553          102
2008  .          8.553        4.861           85
2009  .          4.861        6.394           86
2010  .          6.394        7.267           99
2011  .          7.267        7.265          102
2012  .          7.265        8.169          109
---------       ------       ------          ---
American Century VP Balanced
2003  .         19.093       22.582          465
2004  .         22.582       24.544          483
2005  .         24.544       25.499          453
2006  .         25.499       27.673          419
2007  .         27.673       28.750          383
2008  .         28.750       22.677          353
2009  .         22.677       25.927          330
2010  .         25.927       28.656          325
2011  .         28.656       29.883          313
2012  .         29.883       33.078          296
---------       ------       ------          ---
American Century VP Inflation Protection
2009  .         10.378       10.612            3
2010  .         10.612       11.070           11
2011  .         11.070       12.285           41
2012  .         12.285       13.081           62
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
American Funds Global Growth
2004  .         10.215       11.311            11
2005  .         11.311       12.774            44
2006  .         12.774       15.230           111
2007  .         15.230       17.318           180
2008  .         17.318       10.564           193
2009  .         10.564       14.883           199
2010  .         14.883       16.465           194
2011  .         16.465       14.853           188
2012  .         14.853       18.023           165
---------       ------       ------           ---
American Funds Growth
2003  .          5.449        7.380           693
2004  .          7.380        8.220           849
2005  .          8.220        9.456         1,000
2006  .          9.456       10.318         1,236
2007  .         10.318       11.477         1,334
2008  .         11.477        6.367         1,422
2009  .          6.367        8.787         1,402
2010  .          8.787       10.325         1,444
2011  .         10.325        9.785         1,473
2012  .          9.785       11.421         1,454
---------       ------       ------         -----
American Funds Growth-Income
2004  .         10.000       10.978            31
2005  .         10.978       11.502            96
2006  .         11.502       13.119           191
2007  .         13.119       13.644           300
2008  .         13.644        8.395           309
2009  .          8.395       10.908           353
2010  .         10.908       12.034           383
2011  .         12.034       11.696           398
2012  .         11.696       13.604           414
---------       ------       ------         -----
American Funds International
2003  .          5.739        7.662            97
2004  .          7.662        9.051           190
2005  .          9.051       10.888           336
2006  .         10.888       12.825           443
2007  .         12.825       15.240           533
2008  .         15.240        8.733           537
2009  .          8.733       12.370           511
2010  .         12.370       13.132           505
2011  .         13.132       11.186           495
2012  .         11.186       13.058           465
---------       ------       ------         -----
BlackRock Global Allocation V.I.
2009  .         10.985       11.400             3
2010  .         11.400       12.421            11
2011  .         12.421       11.868            26
2012  .         11.868       12.958            45
---------       ------       ------         -----
Delaware VIP Diversified Income
2004  .         10.208       10.935             7
2005  .         10.935       10.778            25
2006  .         10.778       11.516            33
2007  .         11.516       12.271            59
2008  .         12.271       11.597            83
2009  .         11.597       14.577           102
2010  .         14.577       15.595           111
2011  .         15.595       16.427           136
2012  .         16.427       17.434           136
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP High Yield
2005  .         10.114       10.273             7
2006  .         10.273       11.437            20
2007  .         11.437       11.640            48
2008  .         11.640        8.738            49
2009  .          8.738       12.888            86
2010  .         12.888       14.715            98
2011  .         14.715       14.915            86
2012  .         14.915       17.399            95
---------       ------       ------            --
Delaware VIP REIT
2003  .         11.750       15.557           278
2004  .         15.557       20.191           425
2005  .         20.191       21.361           365
2006  .         21.361       27.984           428
2007  .         27.984       23.777           334
2008  .         23.777       15.234           296
2009  .         15.234       18.588           296
2010  .         18.588       23.299           322
2011  .         23.299       25.517           315
2012  .         25.517       29.459           301
---------       ------       ------           ---
Delaware VIP Small Cap Value
2004  .         10.306       12.117            48
2005  .         12.117       13.094           155
2006  .         13.094       15.023           224
2007  .         15.023       13.856           194
2008  .         13.856        9.593           216
2009  .          9.593       12.496           221
2010  .         12.496       16.320           258
2011  .         16.320       15.901           262
2012  .         15.901       17.889           243
---------       ------       ------           ---
Delaware VIP Smid Cap Growth(3)
2003  .          5.154        6.879            74
2004  .          6.879        7.649           122
2005  .          7.649        7.998           116
2006  .          7.998        8.499           139
2007  .          8.499        9.295           146
2008  .          9.295        4.890           125
2009  .          4.890        7.474           119
2010  .          8.929       10.114           152
2011  .         10.114       10.805           176
2012  .         10.805       11.843           183
---------       ------       ------           ---
Dreyfus Opportunistic Small Cap
2003  .         17.159       22.372         1,106
2004  .         22.372       24.662         1,061
2005  .         24.662       25.832           943
2006  .         25.832       26.540           800
2007  .         26.540       23.370           689
2008  .         23.370       14.439           634
2009  .         14.439       18.017           586
2010  .         18.017       23.395           570
2011  .         23.395       19.955           549
2012  .         19.955       23.819           526
---------       ------       ------         -----
Dreyfus Stock Index
2003  .         27.136       34.487         1,167
2004  .         34.487       37.777         1,154
2005  .         37.777       39.156         1,062
2006  .         39.156       44.774           928
2007  .         44.774       46.658           857
2008  .         46.658       29.036           780
2009  .         29.036       36.318           719
2010  .         36.318       41.292           681
2011  .         41.292       41.648           648
2012  .         41.648       47.724           609
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
DWS Alternative Asset Allocation
2009  .          9.796       11.246             2
2010  .         11.246       12.522             6
2011  .         12.522       12.042             8
2012  .         12.042       13.081             4
---------       ------       ------             -
DWS VIT Equity 500 Index
2004  .         10.199       11.100            21
2005  .         11.100       11.503            81
2006  .         11.503       13.156           137
2007  .         13.156       13.715           116
2008  .         13.715        8.534           134
2009  .          8.534       10.673           147
2010  .         10.673       12.121           165
2011  .         12.121       12.220           174
2012  .         12.220       13.998           178
---------       ------       ------           ---
DWS VIT Small Cap Index
2004  .         10.289       11.788            19
2005  .         11.788       12.168            27
2006  .         12.168       14.155            76
2007  .         14.155       13.748            90
2008  .         13.748        8.966           101
2009  .          8.966       11.236           104
2010  .         11.236       14.060           111
2011  .         14.060       13.306           108
2012  .         13.306       15.314           110
---------       ------       ------           ---
Fidelity VIP Asset Manager
2003  .         21.045       24.581         1,193
2004  .         24.581       25.668         1,137
2005  .         25.668       26.440         1,040
2006  .         26.440       28.092           935
2007  .         28.092       32.125           847
2008  .         32.125       22.671           774
2009  .         22.671       28.980           697
2010  .         28.980       32.785           692
2011  .         32.785       31.627           664
2012  .         31.627       35.221           609
---------       ------       ------         -----
Fidelity VIP Contrafund
2003  .          7.300        9.265           187
2004  .          9.265       10.564           220
2005  .         10.564       12.199           470
2006  .         12.199       13.459           583
2007  .         13.459       15.630           604
2008  .         15.630        8.868           640
2009  .          8.868       11.894           662
2010  .         11.894       13.769           712
2011  .         13.769       13.253           727
2012  .         13.253       15.239           727
---------       ------       ------         -----
Fidelity VIP Equity-Income
2003  .         19.311       24.917         1,102
2004  .         24.917       27.514         1,096
2005  .         27.514       28.838           991
2006  .         28.838       34.316           963
2007  .         34.316       34.495           949
2008  .         34.495       19.584           870
2009  .         19.584       25.247           822
2010  .         25.247       28.782           798
2011  .         28.782       28.772           783
2012  .         28.772       33.417           732
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Fidelity VIP Growth
2003  .         26.470       34.815         1,952
2004  .         34.815       35.633         1,817
2005  .         35.633       37.324         1,567
2006  .         37.324       39.484         1,361
2007  .         39.484       49.632         1,253
2008  .         49.632       25.960         1,129
2009  .         25.960       32.972         1,058
2010  .         32.972       40.536         1,025
2011  .         40.536       40.213           973
2012  .         40.213       45.662           897
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Money Market (Pending Allocation
Account)
2003  .         14.857       15.005             1*
2004  .         15.005       15.186             1*
2005  .         15.186       15.647             1*
2006  .         15.647       16.411             1*
2007  .         16.411       17.266             9
2008  .         17.266       17.788             1*
2009  .         17.788       17.916             1*
2010  .         17.916       17.959             4
2011  .         17.959       17.979             3
2012  .         17.979       18.004             1*
---------       ------       ------         -----
Janus Aspen Series Worldwide
2003  .          9.640       11.833           819
2004  .         11.833       12.276           782
2005  .         12.276       12.866           678
2006  .         12.866       15.057           587
2007  .         15.057       16.342           561
2008  .         16.342        8.954           519
2009  .          8.954       12.206           507
2010  .         12.206       13.999           489
2011  .         13.999       11.955           490
2012  .         11.955       14.212           493
---------       ------       ------         -----
LVIP Baron Growth Opportunities(1)
2003  .         16.185       20.834           374
2004  .         20.834       25.915           456
2005  .         25.915       26.520           405
2006  .         26.520       30.332           388
2007  .         30.332       31.057           393
2008  .         31.057       18.714           356
2009  .         18.714       25.629           361
2010  .         25.629       32.069           358
2011  .         32.069       33.027           363
2012  .         33.027       38.664           356
---------       ------       ------         -----
LVIP BlackRock Inflation Protected Bond
2012  .         10.163       10.259             2
---------       ------       ------         -----
LVIP Clarion Global Real Estate
2007  .          9.805        8.265             3
2008  .          8.265        4.743             5
2009  .          4.743        6.472             7
2010  .          6.472        7.559            15
2011  .          7.559        6.835            16
2012  .          6.835        8.437            15
---------       ------       ------         -----
LVIP Delaware Bond
2004  .         10.014       10.551            44
2005  .         10.551       10.722           100
2006  .         10.722       11.115           123
2007  .         11.115       11.604           148
2008  .         11.604       11.153           219
2009  .         11.153       13.129           215
2010  .         13.129       14.101           225
2011  .         14.101       15.028           231
2012  .         15.028       15.861           239
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Delaware Diversified Floating Rate
2011  .          9.984        9.764            1*
2012  .          9.764       10.050            1*
---------        -----       ------            -
LVIP Delaware Foundation Aggressive Allocation
2009  .         11.463       11.989            1*
2010  .         11.989       13.348            1*
2011  .         13.348       12.946            3
2012  .         12.946       14.521            4
---------       ------       ------            -
LVIP Delaware Foundation Conservative Allocation(2)
2004  .         10.099       11.013            6
2005  .         11.013       11.397           13
2006  .         11.397       12.476           15
2007  .         12.476       12.918           31
2008  .         12.918        9.342           35
2009  .          9.342       11.362           33
2010  .         11.362       12.422           35
2011  .         12.422       12.573           34
2012  .         12.573       13.771           41
---------       ------       ------           --
LVIP Delaware Foundation Moderate Allocation
2009  .         10.066       11.800            1*
2010  .         11.800       12.970            1*
2011  .         12.970       12.874            2
2012  .         12.874       14.187            3
---------       ------       ------           --
LVIP Delaware Growth and Income
2003  .          6.138        7.883          170
2004  .          7.883        8.741          230
2005  .          8.741        9.133          329
2006  .          9.133       10.160          263
2007  .         10.160       10.675          302
2008  .         10.675        6.788          281
2009  .          6.788        8.379          260
2010  .          8.379        9.369          276
2011  .          9.369        9.387          264
2012  .          9.387       10.717          258
---------       ------       ------          ---
LVIP Delaware Social Awareness
2003  .          9.163       11.963          254
2004  .         11.963       13.348          263
2005  .         13.348       14.805          273
2006  .         14.805       16.462          253
2007  .         16.462       16.781          253
2008  .         16.781       10.897          260
2009  .         10.897       14.025          251
2010  .         14.025       15.492          249
2011  .         15.492       15.436          263
2012  .         15.436       17.618          253
---------       ------       ------          ---
LVIP Global Income
2009  .         10.520       10.867            4
2010  .         10.867       11.800            7
2011  .         11.800       11.810           12
2012  .         11.810       12.592           21
---------       ------       ------          ---
LVIP Mondrian International Value
2004  .         10.591       12.255           15
2005  .         12.255       13.655           68
2006  .         13.655       17.575          211
2007  .         17.575       19.399          270
2008  .         19.399       12.166          216
2009  .         12.166       14.603          211
2010  .         14.603       14.814          203
2011  .         14.814       14.048          204
2012  .         14.048       15.246          187
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Protected Profile 2010
2007  .          9.946       10.493            1*
2008  .         10.493        7.904            9
2009  .          7.904        9.735           11
2010  .          9.735       10.744           12
2011  .         10.744       10.770           13
2012  .         10.770       11.573            5
---------       ------       ------           --
LVIP Protected Profile 2020
2007  .          9.937       10.338            4
2008  .         10.338        7.483           16
2009  .          7.483        9.309           35
2010  .          9.309       10.325           52
2011  .         10.325       10.242           70
2012  .         10.242       10.990           85
---------       ------       ------           --
LVIP Protected Profile 2030
2007  .          9.967       10.444            1*
2008  .         10.444        7.157           12
2009  .          7.157        9.067           25
2010  .          9.067       10.103           38
2011  .         10.103        9.946           44
2012  .          9.946       10.624           58
---------       ------       ------           --
LVIP Protected Profile 2040
2007  .          9.975       10.269            1*
2008  .         10.269        6.553            7
2009  .          6.553        8.496           15
2010  .          8.496        9.561           32
2011  .          9.561        9.328           52
2012  .          9.328        9.893           71
---------       ------       ------           --
LVIP Protected Profile 2050
2011  .          9.908        9.213            1*
2012  .          9.213        9.670            3
---------       ------       ------           --
LVIP Protected Profile Conservative
2005  .         10.039       10.304            1*
2006  .         10.304       11.155            4
2007  .         11.155       11.902           14
2008  .         11.902        9.611           23
2009  .          9.611       11.880           29
2010  .         11.880       12.997           48
2011  .         12.997       13.341           52
2012  .         13.341       14.500           59
---------       ------       ------           --
LVIP Protected Profile Growth
2005  .         10.010       10.701           73
2006  .         10.701       12.092          150
2007  .         12.092       13.147          248
2008  .         13.147        8.666          215
2009  .          8.666       11.070          235
2010  .         11.070       12.354          244
2011  .         12.354       12.231          248
2012  .         12.231       13.216          240
---------       ------       ------          ---
LVIP Protected Profile Moderate
2005  .         10.087       10.524           13
2006  .         10.524       11.673           32
2007  .         11.673       12.628           90
2008  .         12.628        9.175          101
2009  .          9.175       11.631          135
2010  .         11.631       12.892          138
2011  .         12.892       12.913          145
2012  .         12.913       14.010          155
---------       ------       ------          ---
LVIP SSgA Bond Index
2009  .         10.031       10.385           16
2010  .         10.385       10.895           16
2011  .         10.895       11.584           10
2012  .         11.584       11.911           18
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP SSgA Emerging Markets 100
2009  .         10.028       13.640           12
2010  .         13.640       17.255           36
2011  .         17.255       14.531           39
2012  .         14.531       16.207           40
---------       ------       ------           --
LVIP SSgA Global Tactical Allocation RPM(4)
2005  .         10.018       10.939            4
2006  .         10.939       12.622           25
2007  .         12.622       13.872           62
2008  .         13.872        8.177           74
2009  .          8.177       10.589           93
2010  .         10.589       11.400           82
2011  .         11.400       11.312           81
2012  .         11.312       12.448           81
---------       ------       ------           --
LVIP SSgA International Index
2009  .         11.184       12.116            1*
2010  .         12.116       12.841            2
2011  .         12.841       11.139            2
2012  .         11.139       13.028            3
---------       ------       ------           --
LVIP SSgA S&P 500 Index
2012  .          9.836       10.727            3
---------       ------       ------           --
LVIP SSgA Small-Cap Index
2012  .         10.174       10.922            1*
---------       ------       ------           --
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .          7.720       10.137          943
2004  .         10.137       11.407          947
2005  .         11.407       12.402          897
2006  .         12.402       13.417          776
2007  .         13.417       15.089          706
2008  .         15.089        8.548          650
2009  .          8.548       12.385          633
2010  .         12.385       15.741          628
2011  .         15.741       14.981          626
2012  .         14.981       17.250          582
---------       ------       ------          ---
LVIP UBS Large Cap Growth RPM
2003  .          4.374        5.736          112
2004  .          5.736        5.978          141
2005  .          5.978        6.168          155
2006  .          6.168        6.697          151
2007  .          6.697        7.984          174
2008  .          7.984        4.678          172
2009  .          4.678        6.415          179
2010  .          6.415        7.072          180
2011  .          7.072        6.604          185
2012  .          6.604        7.610          189
---------       ------       ------          ---
NB AMT Large Cap Value
2003  .          9.083       12.148          270
2004  .         12.148       14.309          329
2005  .         14.309       16.723          387
2006  .         16.723       18.583          325
2007  .         18.583       20.116          314
2008  .         20.116        9.481          304
2009  .          9.481       14.651          285
2010  .         14.651       16.777          268
2011  .         16.777       14.724          253
2012  .         14.724       16.997          245
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
NB AMT Mid Cap Growth
2003  .          4.005        5.079           98
2004  .          5.079        5.848          103
2005  .          5.848        6.585          218
2006  .          6.585        7.478          303
2007  .          7.478        9.071          566
2008  .          9.071        5.086          501
2009  .          5.086        6.627          535
2010  .          6.627        8.470          585
2011  .          8.470        8.425          561
2012  .          8.425        9.377          534
---------        -----        -----          ---
T. Rowe Price International Stock
2003  .          9.594       12.397          600
2004  .         12.397       13.965          531
2005  .         13.965       16.043          487
2006  .         16.043       18.915          461
2007  .         18.915       21.168          449
2008  .         21.168       10.750          420
2009  .         10.750       16.219          400
2010  .         16.219       18.379          406
2011  .         18.379       15.861          405
2012  .         15.861       18.598          397
---------       ------       ------          ---



* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(2) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(3) Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.

(4) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the "Contracts"), dated May 1, 2013. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LincolnFinancial.com.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
About the S&P 500 Index                         B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-5


This SAI is not a prospectus.

The date of this SAI is May 1, 2013.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life & Annuity Variable Annuity Account L as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $2,216,145, $2,388,279 and $2,494,925 to LFN and Selling Firms in 2010, 2011 and 2012, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender chargemay be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and

 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The change in the accumulation unit value of the subaccount from one valuation period to the next, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index


Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 financial statements of Lincoln New York appear on the following pages.

                            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                        FINANCIAL STATEMENTS
                                    DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)





                                                                                                     AS OF DECEMBER 31,
                                                                                                  -------------------------
                                                                                                    2012           2011
                                                                                                  -----------   -----------
ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $6,708; 2011 - $6,660)                    $   7,580     $   7,288
      Equity securities (cost: 2012 - $2; 2011 - $2)                                                      3             3
    Mortgage loans on real estate                                                                       423           264
    Policy loans                                                                                        399           419
    Other investments                                                                                     -             1
                                                                                                    ---------     ---------
        Total investments                                                                             8,405         7,975
Cash and invested cash                                                                                   54            17
Deferred acquisition costs and value of business acquired                                               452           521
Premiums and fees receivable                                                                              1             5
Accrued investment income                                                                                99            97
Reinsurance recoverables                                                                                536           564
Reinsurance related embedded derivatives                                                                  9            13
Goodwill                                                                                                 60            60
Other assets                                                                                            114            92
Separate account assets                                                                               3,195         2,677
                                                                                                  -----------   -----------
           Total assets                                                                           $  12,925     $  12,021
                                                                                                  ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $   1,723     $   1,676
Other contract holder funds                                                                           5,407         5,333
Other liabilities                                                                                       511           422
Separate account liabilities                                                                          3,195         2,677
                                                                                                  -----------   -----------
          Total liabilities                                                                          10,836        10,108
                                                                                                  -----------   -----------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)

STOCKHOLDER'S EQUITY
Common stock - 132,000 shares authorized, issued and outstanding                                        941           941
Retained earnings                                                                                       816           722
Accumulated other comprehensive income (loss)                                                           332           250
                                                                                                  -----------   -----------
          Total stockholder's equity                                                                  2,089         1,913
                                                                                                  -----------   -----------
           Total liabilities and stockholder's equity                                             $  12,925     $  12,021
                                                                                                  ===========   ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $    139      $    128       $    127
Insurance fees                                                                              275           265            259
Net investment income                                                                       421           417            418
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                              (22)          (26)           (23)
    Portion of loss recognized in other comprehensive income                                 10             7              6
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings       (12)          (19)           (17)
      Realized gain (loss), excluding other-than-temporary impairment losses on
      securities                                                                             (7)           (8)            (1)
                                                                                       ----------    ----------     ----------
       Total realized gain (loss)                                                           (19)          (27)           (18)
                                                                                       ----------    ----------     ----------
    Total revenues                                                                          816           783            786
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                           207           207            207
Benefits                                                                                    265           274            254
Commissions and other expenses                                                              191           206            161
Impairment of intangibles                                                                     -           102              -
                                                                                       ----------    ----------     ----------
    Total expenses                                                                          663           789            622
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                            153            (6)           164
      Federal income tax expense (benefit)                                                   59            29             53
                                                                                       ----------    ----------     ----------
       Net income (loss)                                                                     94           (35)           111
       Other comprehensive income (loss), net of tax:
         Unrealized gain (loss) on available-for-sale securities                             83           186             91
         Unrealized other-than-temporary impairment on available-for-sale securities         (1)            2              1
                                                                                       ----------    ----------     ----------
          Total other comprehensive income (loss), net of tax                                82           188             92
                                                                                       ----------    ----------     ----------
            Comprehensive income (loss)                                                $    176      $    153       $    203
                                                                                       ==========    ==========     ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $     941     $     940      $     940
Stock compensation issued for benefit plans                                                    -             1              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                941           941            940
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                              722           830            846
Cumulative effect from adoption of new accounting standards                                    -             -            (47)
Net income (loss)                                                                             94           (35)           111
Dividends declared                                                                             -           (73)           (80)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                816           722            830
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                              250            62            (30)
Other comprehensive income (loss), net of tax                                                 82           188             92
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                332           250             62
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $   2,089     $   1,913      $   1,832
                                                                                       ===========   ===========    ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------

                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                      $     94      $     (35)     $    111
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
    amortization                                                                             21             66            31
    Change in premiums and fees receivable                                                    4              -             -
    Change in accrued investment income                                                      (2)            (4)           (1)
    Change in future contract benefits and other contract holder funds                     (178)           (75)          (84)
    Change in reinsurance related assets and liabilities                                     32            (79)           25
    Change in federal income tax accruals                                                    51             12            39
    Realized (gain) loss                                                                     19             27            18
    Impairment of intangibles                                                                 -            102             -
    Other                                                                                   (13)            43           (19)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) operating activities                                    28             57           120
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                 (664)          (857)         (920)
Sales of available-for-sale securities                                                       38            100           210
Maturities of available-for-sale securities                                                 567            500           451
Purchases of other investments                                                             (335)          (132)         (119)
Sales or maturities of other investments                                                    197            105           135
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) investing activities                                  (197)          (284)         (243)
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable                   611            620           583
Withdrawals of fixed account values, including the fixed portion of variable               (311)          (284)         (346)
Transfers to and from separate accounts, net                                                (94)           (68)          (51)
Common stock issued for benefit plans and excess tax benefits                                 -              1             -
Dividends paid                                                                                -            (73)          (80)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) financing activities                                   206            196           106
                                                                                       ----------    -----------    ----------
Net increase (decrease) in cash and invested cash                                            37            (31)          (17)
Cash and invested cash, as of beginning-of-year                                              17             48            65
                                                                                       ----------    -----------    ----------
    Cash and invested cash, as of end-of-year                                          $     54      $      17      $     48
                                                                                       ==========    ===========    ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.
o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").
o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;

o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and
o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
o  Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default.
Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Comprehensive Income (Loss)

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet dates and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet dates, and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our

Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 38 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $24 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2010 through 2012 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified within other liabilities on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 18.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods presented. The following summarizes the effect of the restatement (in millions) on our previously reported Balance Sheets:



                                                               AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $     (64)
Total assets                                                       (64)
Other liabilities                                                  (22)
Total liabilities                                                  (22)
Retained earnings                                                  (53)
Accumulated other comprehensive income (loss)                       11
                                                            ------------
Total stockholders' equity                                         (41)


The following summarizes the effect of the restatement (in millions) on our previously reported Income Statements:



                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------

Total other-than-temporary impairment losses
    on securities                              $     (1)     $       -
Realized gain (loss), excluding other-than-
    temporary impairment losses on securities        (1)             -
Total revenues                                       (1)             -
Commissions and other expense                         6              3
Total expenses                                        6              3
Income (loss) from continuing operations
    before taxes                                     (7)            (4)
Federal income tax expense (benefit)                 (3)            (2)
Income (loss) from continuing operations             (4)            (2)
                                              -----------    -----------
Net income (loss)                                    (4)            (2)


INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 remove: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our financial statements.

3.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:




                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,541     $     799      $     49      $      11      $  6,280
    U.S. government bonds                                        29             7             -              -            36
    Foreign government bonds                                     44             8             -              -            52
    RMBS                                                        619            59             -              8           670
    CMBS                                                         76             5             2              1            78
    CDOs                                                         15             -             -              -            15
    State and municipal bonds                                   285            56             -              -           341
    Hybrid and redeemable preferred securities                   99            13             4              -           108
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,708           947            55             20         7,580
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,710     $     948      $     55      $      20      $  7,583
                                                          ===========   ===========    ==========    ===========    ==========


                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,253     $     626      $     84      $       9      $  5,786
    U.S. government bonds                                        28             7             -              -            35
    Foreign government bonds                                     50             7             -              -            57
    RMBS                                                        791            70             8             13           840
    CMBS                                                        130             5             9              -           126
    CDOs                                                          3             -             -              -             3
    State and municipal bonds                                   294            37             1              -           330
    Hybrid and redeemable preferred securities                  111            10            10              -           111
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,660           762           112             22         7,288
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,662     $     763      $    112      $      22      $  7,291
                                                          ===========   ===========    ==========    ===========    ==========


The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------    ----------
Due in one year or less                                   $     240    $      245
Due after one year through five years                         1,134         1,263
Due after five years through ten years                        1,996         2,277
Due after ten years                                           2,628         3,032
                                                          -----------     ---------
    Subtotal                                                  5,998         6,817
                                                          -----------     ---------
MBS                                                             695           748
CDOs                                                             15            15
                                                          -----------     ---------
      Total fixed maturity AFS securities                 $   6,708    $    7,580
                                                          ===========     =========


Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     267      $     14      $     150      $     46      $     417      $     60
    RMBS                                          34             5             15             3             49             8
    CMBS                                           -             2              8             1              8             3
    Hybrid and redeemable
      preferred securities                         -             -             32             4             32             4
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     301      $     21      $     205      $     54      $     506      $     75
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            167
                                                                                                                    ==========




                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     225      $     17      $     246      $     76      $     471      $     93
    RMBS                                          68            14             53             7            121            21
    CMBS                                           8             -             19             9             27             9
    CDOs                                           9             -             10             1             19             1
    Hybrid and redeemable
      preferred securities                        31             2             29             8             60            10
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     341      $     33      $     357      $    101      $     698      $    134
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            267
                                                                                                                    ==========


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:



                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $      5      $       1     $       -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       73             43            13             42
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $     79      $      44     $      13             47
                                                                         ==========    ===========   ===========    =============



                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     36      $       8     $       6             19
Six months or greater, but less than nine months                                1              1             -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       93             69            11             57
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    131      $      78     $      17             81
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $59 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.


Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:



                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $       61      $     47      $      46
 Increases attributable to:
   Credit losses on securities for which an OTTI was not
        previously recognized                                                                   9            10              1
   Credit losses on securities for which an OTTI was
        previously recognized                                                                   5            11              9
    Decreases attributable to:
      Securities sold                                                                         (22)           (7)            (9)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $       53      $     61      $      47
                                                                                       ============    ==========    ===========


During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentration in New York as of December 31, 2012 and 2011, which accounted for approximately 60% and 47% of mortgage loans on real estate, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $     423      $    263
Unamortized premium (discount)                                                                              -             1
                                                                                                    -----------    ----------
    Total carrying value                                                                            $     423      $    264
                                                                                                    ===========    ==========

There were no impaired mortgage loans on real estate as of December 31, 2012 and 2011.


As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):


                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
LOAN-TO-VALUE                                AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------

Less than 65%                               $    400        94.6 %         1.86        $     236        89.4 %        1.60
65% to 74%                                        12         2.8 %         1.50               24         9.1 %        1.48
75% to 100%                                       11         2.6 %         0.59                4         1.5 %        0.45
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $    423       100.0 %                     $     264       100.0 %
                                            ==========    ===========                  ===========   ============



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $     381     $     382      $     381
Mortgage loans on real estate                                                                 18            14             14
Policy loans                                                                                  24            23             25
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                               5             5              4
Consent fees                                                                                   -             -              1
                                                                                       -----------   -----------    -----------
      Investment income                                                                      428           424            425
Investment expense                                                                            (7)           (7)            (7)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $     421     $     417      $     418
                                                                                       ===========   ===========    ===========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $       1     $       2      $       7
    Gross losses                                                                             (17)          (31)           (29)
Gain (loss) on other investments                                                               -             -              1
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 -             3              5
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $     (16)    $     (26)     $     (16)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Corporate bonds                                                                        $     (6)     $      (2)     $     (8)
RMBS                                                                                         (3)           (14)          (12)
CMBS                                                                                         (5)            (8)           (5)
                                                                                       ----------    -----------    ----------
    Gross OTTI recognized in net income (loss)                                              (14)           (24)          (25)
    Associated amortization of DAC, VOBA, DSI and DFEL                                        2              5             8
                                                                                       ----------    -----------    ----------
      Net OTTI recognized in net income (loss), pre-tax                                $    (12)     $     (19)     $    (17)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $     11      $       8      $      6
Change in DAC, VOBA, DSI and DFEL                                                            (1)            (1)            -
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $     10      $       7      $      6
                                                                                       ==========    ===========    ==========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $13 million, which included $8 million of private placement securities and $5 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $392 million and $494 million, respectively, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $184 million and $223 million, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012 and 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million and $753 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $500 million and $589 million, or 6% and 7% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.


ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2012 and 2011.

4. DERIVATIVE INSTRUMENTS

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:



                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------

    Guaranteed living benefits ("GLB")
      reserves(1)                          $       -      $      -      $     (51)    $       -      $      -      $    (101)
    Reinsurance related(2)                         -             9              -             -            13              -
                                           -----------     ---------    -----------   -----------    ----------    -----------
        Total derivative instruments       $       -      $      9      $     (51)    $       -      $     13      $    (101)
                                           ===========     =========    ===========   ===========    ==========    ===========


(1) Reported in future contract benefits on our Balance Sheets.
(2) Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
GLB reserves(1)                                           $       50    $     (77)     $        8
                                                          ==========    ===========    ==========


(1) Reported in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $      11     $      19      $     29
Deferred                                                         48            10            24
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $      59     $      29      $     53
                                                          ===========   ===========    ==========


A reconciliation of the effective tax rate differences (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $      54     $      (2)     $     57
Effect of:
    Separate account dividends received deduction                (5)           (5)           (4)
    Tax credits                                                  (1)           (1)           (1)
    Goodwill                                                      -            36             -
    Change in uncertain tax positions                            (4)            1             1
    Other items                                                  15             -             -
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $      59     $      29      $     53
                                                          ===========   ===========    ==========
Effective tax rate                                               38%           N/M           33%
                                                          ===========   ===========    ==========


The effective tax rate is the ratio of tax expense over pre-tax income
(loss). Since the pre-tax income of $(2) million resulted in tax expense of $30 million in 2011, the effective tax rate was not meaningful. The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period financial statements.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    (30)     $     (27)
Deferred                                                                     (423)          (357)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $   (453)     $    (384)
                                                                         ==========    ===========


Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $      36      $     32
Investments                                                                     4            11
Net capital loss                                                                -             6
Guarantee Assessments                                                           6             6
Other                                                                           1             4
                                                                        -----------    ----------
    Total deferred tax assets                                                  47            59
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                            95           108
VOBA                                                                           51            70
Net unrealized gain on AFS securities                                         307           222
Other                                                                          17            16
                                                                        -----------    ----------
    Total deferred tax liabilities                                            470           416
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $    (423)     $   (357)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $178 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $29 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2012 and 2011, $1 million and $7 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $      22     $      22
    Increases for prior year tax positions                        -             1
    Decreases for prior year tax positions                      (12)           (1)
    Decreases for lapse of statute of limitations                (2)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $       8     $      22
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(3) million, $1 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $5 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for Jefferson Pilot LifeAmerica Insurance Company for the tax years ended April 1, 2007, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

6.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    321      $     339      $    439
    Cumulative effect from adoption of new accounting standards                               -              -           (73)
    Deferrals                                                                                68             68            61
    Amortization, net of interest:
      Unlocking                                                                              (7)            (1)           (9)
      Other amortization, excluding unlocking, net of interest                              (42)           (37)          (35)
    Adjustment related to realized (gains) losses                                            (3)             2             2
    Adjustment related to unrealized (gains) losses                                         (33)           (50)          (46)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    304      $     321      $    339
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $    200      $     319     $     417
    Deferrals                                                                                 -              1             1
    Amortization:
      Unlocking                                                                              (6)           (22)           19
      Other amortization, excluding unlocking                                               (41)           (51)          (70)
    Accretion of interest(1)                                                                 17             20            22
    Adjustment related to unrealized (gains) losses                                         (22)           (67)          (70)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    148      $     200     $     319
                                                                                       ==========    ===========   ===========


(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      15
2014                                13
2015                                12
2016                                11
2017                                11

Changes in DSI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     12      $      13      $     16
    Deferrals                                                                                 1              1             3
    Amortization, net of interest:
      Other amortization, excluding unlocking, net of interest                               (2)            (2)           (2)
    Adjustment related to unrealized (gains) losses                                          (2)             -            (4)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $      9      $      12      $     13
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     82      $     101      $     87
    Deferrals                                                                                29             40            35
    Amortization, net of interest:
      Unlocking                                                                              (6)            (6)           (1)
      Other amortization, excluding unlocking, net of interest                              (15)           (11)          (12)
    Adjustment related to unrealized (gains) losses                                         (16)           (42)           (8)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $     74      $      82      $    101
                                                                                       ==========    ===========    ==========

7.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $    578      $     552      $    529
Reinsurance ceded                                                                          (164)          (159)         (143)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $    414      $     393      $    386
                                                                                       ==========    ===========    ==========
Direct insurance benefits                                                              $    472      $     458      $    425
Reinsurance recoveries netted against benefits                                             (207)          (184)         (171)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $    265      $     274      $    254
                                                                                       ==========    ===========    ==========

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $4 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:


                                                    FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                          AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -      $      26
Life Insurance                                   136           (102)             -             34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $    (102)     $       -      $      60
                                           ===========    ===========    ===========     =========


                                                    FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                         AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -    $       26
Life Insurance                                   136              -           (102)           34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $       -      $    (102)   $       60
                                           ===========    ===========    ===========     =========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  -------------   -----------  ------------
Life Insurance:
    Sales force                                           $       7    $        2      $       7      $      2



Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2012.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
RETURN OF NET DEPOSITS
Total account value                                       $   2,427    $    1,993
Net amount at risk (1)                                           14            47
Average attained age of contract holders                    56 years      55 years
MINIMUM RETURN
Average attained age of contract holders                    80 years      80 years
Guaranteed minimum return                                        5 %            5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $     990    $      926
Net amount at risk (1)                                           78           116
Average attained age of contract holders                    66 years      66 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Balance as of beginning-of-year                           $       2     $       1      $      2
    Changes in reserves                                           1             3             -
    Benefits paid                                                (1)           (2)           (1)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $       2     $       2      $      1
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:



                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $   1,113      $    962
International equity                                            500           424
Bonds                                                           728           581
Money market                                                    264           188
                                                          -----------    ----------
    Total                                                 $   2,605      $  2,155
                                                          ===========    ==========

Percent of total variable annuity separate account
values                                                           90%           89%



Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 12% of permanent life insurance in force as of December 31, 2012, and 41% of total sales for these products for the year ended December 31, 2012.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2012, approximately 93% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $17 million as of December 31, 2012 and 2011.

11. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):


                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $    258      $     72      $   (19)
    Cumulative effect from adoption of new accounting standards                                  -             -            1
    Unrealized holding gains (losses) arising during the year                                  226           366          252
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds        (139)          (94)        (122)
    Income tax benefit (expense)                                                               (14)         (103)         (51)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (16)          (29)         (22)
      Associated amortization of DAC, VOBA, DSI and DFEL                                         -             3            5
      Income tax benefit (expense)                                                               6             9            6
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    341      $    258      $    72
                                                                                          ==========    ==========    =========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $     (9)     $    (11)     $   (12)
    (Increases) attributable to:
      Cumulative effect from adoption of new accounting standards                                -             -           (1)
      Gross OTTI recognized in OCI during the year                                             (11)           (8)          (6)
      Change in DAC, VOBA, DSI and DFEL                                                          1             1            -
      Income tax benefit (expense)                                                               3             3            2
    Decreases attributable to:
      Sales, maturities or other settlements of AFS securities                                  13            12           12
      Change in DAC, VOBA, DSI and DFEL                                                         (3)           (3)          (3)
      Income tax benefit (expense)                                                              (4)           (3)          (3)
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    (10)     $     (9)     $   (11)
                                                                                          ==========    ==========    =========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $      1      $      1      $     1
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $      1      $      1      $     1
                                                                                          ==========    ==========    =========

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $    (16)     $     (26)     $    (16)
Variable annuity net derivatives results:(2)
    Gross gain (loss)                                                                  (1)             -             -
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (2)            (1)           (2)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $    (19)     $     (27)     $    (18)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

13. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $      82     $      80      $      74
General and administrative expenses                                                           79            68             60
DAC and VOBA deferrals and interest, net of amortization                                      11            22             11
Taxes, licenses and fees                                                                      19            36             16
                                                                                       -----------   -----------    -----------
    Total                                                                              $     191     $     206      $     161
                                                                                       ===========   ===========    ===========

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $3 million, $2 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $2 million and $1 million as of December 31, 2012 and 2011, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2012, 2011 and 2010.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2012, 2011 and 2010.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2012, 2011, and 2010.

17.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    648      $     586



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $     82      $     (99)    $      73
Net income (loss)                                                              74           (121)           55
Dividends to LNL                                                                -             73            80


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2012 and 2011.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using continuous CARVM                            $    (2)       $    (2)
Conservative valuation rate on certain annuities                               (1)            (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of $65 million in 2013 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                                       AS OF DECEMBER 31, 2012
                                                                        ------------------------------------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $   7,580      $  7,580      $   7,288      $  7,288
    Equity securities                                                           3             3              3             3
Mortgage loans on real estate                                                 423           448            264           289
Other investments                                                               -             -              1             1
Cash and invested cash                                                         54            54             17            17
Separate account assets                                                     3,195         3,195          2,677         2,677

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                         (51)          (51)          (101)         (101)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                       (65)          (65)           (94)          (94)

    Account values of certain investment contracts                         (1,374)       (1,570)        (1,386)       (1,545)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT    SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE     TOTAL
                                                                          ASSETS        INPUTS         INPUTS         FAIR
                                                                        (LEVEL 1)      (LEVEL 2)     (LEVEL 3)       VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  6,192      $      83      $   6,280
      U.S. government bonds                                                   34             2              -             36
      Foreign government bonds                                                 -            52              -             52
      RMBS                                                                     -           670              -            670
      CMBS                                                                     -            75              3             78
      CDOs                                                                     -             9              6             15
      State and municipal bonds                                                -           341              -            341
      Hybrid and redeemable preferred securities                               -           104              4            108
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            54              -             54
Separate account assets                                                       68         3,127              -          3,195
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $     110      $ 10,626      $      96      $  10,832
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $     (51)     $     (51)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $     (51)     $     (51)
                                                                       ===========    ==========    ===========    ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                       -------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT   SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                          ASSETS        INPUTS        INPUTS          FAIR
                                                                         (LEVEL 1)      (LEVEL 2)    (LEVEL 3)        VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  5,641      $     140      $   5,786
      U.S. government bonds                                                   34             -              1             35
      Foreign government bonds                                                 -            57              -             57
      RMBS                                                                     -           838              2            840
      CMBS                                                                     -           122              4            126
      CDOs                                                                     -             -              3              3
      State and municipal bonds                                                -           330              -            330
      Hybrid and redeemable preferred securities                               -           101             10            111
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            17              -             17
Separate account assets                                                        -         2,677              -          2,677
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $      42      $  9,783      $     160      $   9,985
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $    (101)     $    (101)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $    (101)     $    (101)
                                                                       ===========    ==========    ===========    ===========


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------

Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     140      $      4      $      (2)     $     (5)     $     (54)     $      83
      U.S. government bonds                        1             -              -            (1)             -              -
      RMBS                                         2             -              -            (1)            (1)             -
      CMBS                                         4            (1)             1             -             (1)             3
      CDOs                                         3             -              -             6             (3)             6
      Hybrid and redeemable
        preferred securities                      10             -              1             -             (7)             4
Future contract benefits:(4)
    GLB reserves embedded derivatives           (101)           50              -             -              -            (51)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $      59      $     53      $       -      $     (1)     $     (66)     $      45
                                           ===========    ==========    ===========  ============   ===========    ===========

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     139      $      3      $       1      $     (7)     $       4      $     140
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                     1             -              -             -             (1)             -
      RMBS                                         2             -              -             -              -              2
      CMBS                                        15           (10)            13           (14)             -              4
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                       4             -              3            (6)             9             10
Future contract benefits:(4)
    GLB reserves embedded derivatives            (24)          (77)             -             -              -           (101)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     141      $    (84)     $      17      $    (27)     $      12      $      59
                                           ===========    ==========    ===========  ============   ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     160      $      1      $       6      $    (10)     $     (18)     $     139
      U.S. government bonds                        -             -              -             -              1              1
      Foreign government bonds                     -             -              -             -              1              1
      RMBS                                         3             -              -            (1)             -              2
      CMBS                                        51            (5)            12           (14)           (29)            15
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                      14             -            (10)            -              -              4
Future contract benefits:(4)
    GLB reserves embedded derivatives            (32)            8              -             -              -            (24)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     199      $      4      $       8      $    (25)     $     (45)     $     141
                                           ===========    ==========    ===========  ============   ===========    ===========



(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $       -      $      -      $       -      $     (3)     $      (2)     $      (5)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      RMBS                                         -             -             (1)            -              -             (1)
      CDOs                                         6             -              -             -              -              6
                                           -----------    ----------    -----------    ----------    -----------    -----------
          Total, net                       $       6      $      -      $      (1)     $     (4)     $      (2)     $      (1)
                                           ===========    ==========    ===========    ==========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $      14      $     (6)     $      (6)     $     (8)     $      (1)     $      (7)
      CMBS                                         -           (12)             -            (2)             -            (14)
      Hybrid and redeemable preferred
        securities                                 -            (6)             -             -              -             (6)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $      14      $    (24)     $      (6)     $    (10)     $      (1)     $     (27)
                                           ===========    ==========    ===========   ===========    ===========    ===========


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
GLB reserves embedded derivatives(1)                                  $      58      $    (69)     $     (16)

(1) Included in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       2      $    (56)     $     (54)
      RMBS                                                                      -            (1)            (1)
      CMBS                                                                      -            (1)            (1)
      CDOs                                                                      -            (3)            (3)
      Hybrid and redeemable preferred securities                                3           (10)            (7)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       5      $    (71)     $     (66)
                                                                        ===========    ==========    ===========




                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      24      $    (20)     $       4
      Foreign government bonds                                                  -            (1)            (1)
      Hybrid and redeemable preferred securities                                9             -              9
                                                                        -----------    ----------    -----------
          Total, net                                                    $      33      $    (21)     $      12
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       5      $    (23)     $     (18)
      U.S. government bonds                                                     1             -              1
      Foreign government bonds                                                  1             -              1
      CMBS                                                                      1           (30)           (29)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       8      $    (53)     $     (45)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:


                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
    trading
      securities
        Corporate bonds            $     52      Discounted cash flow       Liquidity/duration adjustment(1)   2.0% - 13.5%

LIABILITIES
Future contract benefits:
    GLB reserves embedded
      derivatives                        51      Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                              withdrawal(3)                    90.0% - 100.0%

                                                                            Non-performance risk ("NPR")(4)    0.03% - 0.54%
                                                                            Mortality rate(5)                        (7)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.

o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focus is in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):

    -  Sales or disposals of securities;

    -  Impairments of securities;

    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements;

    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and

    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.

o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o  Gains (losses) on early extinguishment of debt;
o  Losses from the impairment of intangible assets;
o  Income (loss) from discontinued operations; and
o  Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o  Excluded realized gain (loss);
o  Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.


Segment information (in millions) was as follows:



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
REVENUES
Operating revenues:
    Annuities                                                           $     119      $    115      $     111
    Retirement Plan Services                                                   57            56             53
    Life Insurance                                                            577           555            563
    Group Protection                                                           82            73             62
    Other Operations                                                            4            16             18
Excluded realized gain (loss), pre-tax                                        (23)          (32)           (21)
                                                                        -----------    ----------    -----------
      Total revenues                                                    $     816      $    783      $     786
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $      24      $     22      $      23
    Retirement Plan Services                                                    3             4             (2)
    Life Insurance                                                             94            62             94
    Group Protection                                                           (4)            1             (2)
    Other Operations                                                           (8)           (1)            11
Excluded realized gain (loss), after-tax                                      (15)          (21)           (13)
Impairment of intangibles, after-tax                                            -          (102)             -
                                                                        -----------    ----------    -----------
        Net income (loss)                                               $      94      $    (35)     $     111
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $      63      $     66      $      69
Retirement Plan Services                                                       52            51             49
Life Insurance                                                                294           278            277
Group Protection                                                                8             6              5
Other Operations                                                                4            16             18
                                                                        -----------    ----------    -----------
    Total net investment income                                         $     421      $    417      $     418
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $      13      $     14      $      15
Retirement Plan Services                                                        1             1             10
Life Insurance                                                                 63            74             46
Group Protection                                                                2             2              2
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $      79      $     91      $      73
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $       7      $      6      $       7
Retirement Plan Services                                                        1             2             (1)
Life Insurance                                                                 48            32             50
Group Protection                                                               (1)            1             (1)
Other Operations                                                               11            (1)             6
Excluded realized gain (loss)                                                  (7)          (11)            (8)
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $      59      $     29      $      53
                                                                        ===========    ==========    ===========


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $  4,130      $   3,766
Retirement Plan Services                                                                  1,595          1,456
Life Insurance                                                                            6,889          6,579
Group Protection                                                                            151            122
Other Operations                                                                            160             98
                                                                                       ----------    -----------

    Total assets                                                                       $ 12,925      $  12,021
                                                                                       ==========    ===========

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Income taxes paid (received)                                            $       8      $     17      $      15
                                                                        ===========    ==========    ===========

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:



                                                                                     AS OF DECEMBER 31,
                                                                                ------------------------------
                                                                                   2012             2011
                                                                                -------------    -------------
Assets with affiliates:
     Service agreement receivable(1)                                            $        10      $        (8)
     Ceded reinsurance contracts(2)                                                      73              122
     Ceded reinsurance contracts(3)                                                       9               13


                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2012             2011             2010
                                                                                -------------    -------------    -------------
Revenues with affiliates:
     Premiums paid on ceded reinsurance contracts(4)                            $       (14)     $       (17)     $       (10)
     Fees for management of general account(5)                                           (6)               -                -
Benefits and expenses with affiliates:
     Service agreement payments(6)                                                       74               65               57



(1) Reported in other assets on our Balance Sheets.
(2) Reported in reinsurance recoverables on our Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4) Reported in insurance premiums on our Statements of Comprehensive Income
    (Loss).
(5) Reported in net investment income on our Statements of Comprehensive Income
    (Loss).
(6) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                                                             MORTALITY &
                                                                                               EXPENSE
                                                     CONTRACT                    CONTRACT     GUARANTEE
                                                     PURCHASES                  REDEMPTIONS    CHARGES
                                                     DUE FROM                     DUE TO       PAYABLE
                                                      LINCOLN                     LINCOLN    TO LINCOLN
                                                      LIFE &                      LIFE &       LIFE &
                                                      ANNUITY                     ANNUITY      ANNUITY
                                                    COMPANY OF                  COMPANY OF   COMPANY OF
SUBACCOUNT                             INVESTMENTS   NEW YORK    TOTAL ASSETS    NEW YORK     NEW YORK      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth
   Class B                             $ 1,446,770  $    2,252   $  1,449,022   $        --  $       116   $  1,448,906
ABVPSF Growth Class B                      889,395         744        890,139            --           72        890,067
ABVPSF Growth and Income Class B           840,141         655        840,796            --           68        840,728
American Century VP Balanced Class I     9,782,554       1,673      9,784,227            --          794      9,783,433
American Century VP Inflation
   Protection Class I                      811,151         684        811,835            --           67        811,768
American Funds Global Growth Class 2     2,965,530       1,438      2,966,968            --          240      2,966,728
American Funds Growth Class 2           16,587,237      15,336     16,602,573            --        1,336     16,601,237
American Funds Growth-Income Class 2     5,630,173       5,205      5,635,378            --          455      5,634,923
American Funds International Class 2     6,066,728       8,015      6,074,743            --          493      6,074,250
BlackRock Global Allocation V.I.
   Class I                                 579,937       1,073        581,010            --           47        580,963
Delaware VIP Diversified Income
   Standard Class                        2,369,390       6,977      2,376,367            --          194      2,376,173
Delaware VIP High Yield Standard
   Class                                 1,656,128       4,439      1,660,567            --          136      1,660,431
Delaware VIP REIT Service Class          8,848,967       8,216      8,857,183            --          717      8,856,466
Delaware VIP Small Cap Value
   Service Class                         4,334,928       7,572      4,342,500            --          348      4,342,152
Delaware VIP Smid Cap Growth
   Service Class                         2,157,166       4,840      2,162,006            --          175      2,161,831
Dreyfus Opportunistic Small Cap
   Initial Class                        12,520,108       2,761     12,522,869            --        1,005     12,521,864
Dreyfus Stock Index Initial Class       29,071,537          --     29,071,537         1,095        2,343     29,068,099
DWS Alternative Asset Allocation
   VIP Class A                              54,672         196         54,868            --            4         54,864
DWS Equity 500 Index VIP Class A         2,485,385       2,460      2,487,845            --          200      2,487,645
DWS Small Cap Index VIP Class A          1,676,954       1,815      1,678,769            --          135      1,678,634
Fidelity VIP Asset Manager Initial
   Class                                21,451,765          --     21,451,765         2,925        1,742     21,447,098
Fidelity VIP Contrafund Service
   Class 2                              11,070,343       5,666     11,076,009            --          891     11,075,118
Fidelity VIP Equity-Income Initial
   Class                                24,448,302       1,710     24,450,012            --        1,978     24,448,034
Fidelity VIP Growth Initial Class       40,974,650          --     40,974,650         3,585        3,289     40,967,776
Fidelity VIP Money Market Initial
   Class                                    21,564       2,197         23,761            --           --         23,761
Janus Aspen Series Worldwide
   Institutional Class                   7,005,856       2,763      7,008,619            --          565      7,008,054
LVIP Baron Growth Opportunities
   Service Class                        13,760,182       3,819     13,764,001            --        1,112     13,762,889
LVIP BlackRock Inflation Protected
   Bond Standard Class                      19,974          25         19,999            --            2         19,997
LVIP Clarion Global Real Estate
   Standard Class                          124,780         299        125,079            --           10        125,069
LVIP Delaware Bond Standard Class        3,793,674       2,343      3,796,017            --          311      3,795,706
LVIP Delaware Diversified Floating
   Rate Service Class                       12,681          --         12,681            --            1         12,680
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                62,968         183         63,151            --            5         63,146
LVIP Delaware Foundation
   Conservative Allocation Standard
   Class                                   562,192         265        562,457            --           46        562,411
LVIP Delaware Foundation Moderate
   Allocation Standard Class                42,593          26         42,619            --            3         42,616
LVIP Delaware Growth and Income
   Standard Class                        2,764,335         576      2,764,911            --          223      2,764,688
LVIP Delaware Social Awareness
   Standard Class                        4,458,556         918      4,459,474            --          360      4,459,114
LVIP Global Income Standard Class          259,903         346        260,249            --           21        260,228
LVIP Mondrian International Value
   Standard Class                        2,844,147       2,490      2,846,637            --          231      2,846,406
LVIP Protected Profile 2010
   Standard Class                           63,024         130         63,154            --            5         63,149
LVIP Protected Profile 2020
   Standard Class                          934,416       1,272        935,688            --           76        935,612
LVIP Protected Profile 2030
   Standard Class                          619,312         713        620,025            --           50        619,975
LVIP Protected Profile 2040
   Standard Class                          701,361       2,445        703,806            --           57        703,749
LVIP Protected Profile 2050
   Standard Class                           31,129         244         31,373            --            3         31,370
LVIP Protected Profile Conservative
   Standard Class                          848,716         239        848,955            --           69        848,886
LVIP Protected Profile Growth
   Standard Class                        3,173,563          --      3,173,563            33          257      3,173,273
LVIP Protected Profile Moderate
   Standard Class                        2,177,945         496      2,178,441            --          177      2,178,264
LVIP SSgA Bond Index Standard Class        216,304         284        216,588            --           18        216,570
LVIP SSgA Emerging Markets 100
   Standard Class                          653,831       1,113        654,944            --           53        654,891

See accompanying notes.

                                                                                             MORTALITY &
                                                                                               EXPENSE
                                                     CONTRACT                    CONTRACT     GUARANTEE
                                                     PURCHASES                  REDEMPTIONS    CHARGES
                                                     DUE FROM                     DUE TO       PAYABLE
                                                      LINCOLN                     LINCOLN    TO LINCOLN
                                                      LIFE &                      LIFE &       LIFE &
                                                      ANNUITY                     ANNUITY      ANNUITY
                                                    COMPANY OF                  COMPANY OF   COMPANY OF
SUBACCOUNT                             INVESTMENTS   NEW YORK    TOTAL ASSETS    NEW YORK     NEW YORK      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Global Tactical
   Allocation RPM Standard Class       $ 1,012,389  $       88   $  1,012,477   $        --  $        82   $  1,012,395
LVIP SSgA International Index
   Standard Class                           34,224         251         34,475            --            3         34,472
LVIP SSgA S&P 500 Index Standard
   Class                                    35,518          --         35,518            --            3         35,515
LVIP SSgA Small-Cap Index Standard
   Class                                     4,192          25          4,217            --           --          4,217
LVIP T. Rowe Price Structured
   Mid-Cap Growth Standard Class        10,037,082       1,497     10,038,579            --          808     10,037,771
LVIP UBS Large Cap Growth RPM
   Standard Class                        1,437,930         675      1,438,605            --          116      1,438,489
NB AMT Large Cap Value I Class           4,169,679       2,500      4,172,179            --          336      4,171,843
NB AMT Mid Cap Growth I Class            5,002,422       4,399      5,006,821            --          403      5,006,418
T. Rowe Price International Stock
   Class I                               7,381,599       3,467      7,385,066            --          598      7,384,468

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                                    DIVIDENDS
                                                                       FROM         MORTALITY AND           NET
                                                                    INVESTMENT         EXPENSE           INVESTMENT
SUBACCOUNT                                                            INCOME      GUARANTEE CHARGES    INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                               $        --   $         (16,555)   $     (16,555)
ABVPSF Growth Class B                                                        --              (8,456)          (8,456)
ABVPSF Growth and Income Class B                                         10,590              (7,783)           2,807
American Century VP Balanced Class I                                    202,415             (98,210)         104,205
American Century VP Inflation Protection Class I                         18,069              (6,547)          11,522
American Funds Global Growth Class 2                                     26,064             (28,891)          (2,827)
American Funds Growth Class 2                                           128,347            (159,842)         (31,495)
American Funds Growth-Income Class 2                                     87,975             (52,745)          35,230
American Funds International Class 2                                     86,570             (58,548)          28,022
BlackRock Global Allocation V.I. Class I                                  8,774              (4,878)           3,896
Delaware VIP Diversified Income Standard Class                           71,932             (23,254)          48,678
Delaware VIP High Yield Standard Class                                  129,649             (15,241)         114,408
Delaware VIP REIT Service Class                                         110,521             (85,905)          24,616
Delaware VIP Small Cap Value Service Class                               14,566             (42,421)         (27,855)
Delaware VIP Smid Cap Growth Service Class                                  181             (22,120)         (21,939)
Dreyfus Opportunistic Small Cap Initial Class                                --            (119,421)        (119,421)
Dreyfus Stock Index Initial Class                                       588,927            (288,712)         300,215
DWS Alternative Asset Allocation VIP Class A                              2,891                (828)           2,063
DWS Equity 500 Index VIP Class A                                         39,604             (22,864)          16,740
DWS Small Cap Index VIP Class A                                          14,102             (15,950)          (1,848)
Fidelity VIP Asset Manager Initial Class                                326,806            (215,661)         111,145
Fidelity VIP Contrafund Service Class 2                                 122,199            (106,139)          16,060
Fidelity VIP Equity-Income Initial Class                                742,694            (238,043)         504,651
Fidelity VIP Growth Initial Class                                       248,426            (420,093)        (171,667)
Fidelity VIP Money Market Initial Class                                      41                  --               41
Janus Aspen Series Worldwide Institutional Class                         57,109             (64,385)          (7,276)
LVIP Baron Growth Opportunities Service Class                           152,647            (129,191)          23,456
LVIP BlackRock Inflation Protected Bond Standard Class                       --                 (37)             (37)
LVIP Clarion Global Real Estate Standard Class                               --              (1,286)          (1,286)
LVIP Delaware Bond Standard Class                                        77,214             (36,408)          40,806
LVIP Delaware Diversified Floating Rate Service Class                       148                 (37)             111
LVIP Delaware Foundation Aggressive Allocation Standard Class             1,056                (495)             561
LVIP Delaware Foundation Conservative Allocation Standard Class          13,553              (5,069)           8,484
LVIP Delaware Foundation Moderate Allocation Standard Class                 956                (366)             590
LVIP Delaware Growth and Income Standard Class                           30,211             (27,613)           2,598
LVIP Delaware Social Awareness Standard Class                            33,528             (43,518)          (9,990)
LVIP Global Income Standard Class                                         4,864              (2,210)           2,654
LVIP Mondrian International Value Standard Class                         79,553             (27,817)          51,736
LVIP Protected Profile 2010 Standard Class                                2,118              (1,253)             865
LVIP Protected Profile 2020 Standard Class                               18,254              (8,383)           9,871
LVIP Protected Profile 2030 Standard Class                               10,187              (5,188)           4,999
LVIP Protected Profile 2040 Standard Class                               11,016              (5,959)           5,057
LVIP Protected Profile 2050 Standard Class                                  384                (190)             194
LVIP Protected Profile Conservative Standard Class                       30,391              (7,713)          22,678
LVIP Protected Profile Growth Standard Class                             80,403             (31,353)          49,050
LVIP Protected Profile Moderate Standard Class                           70,128             (20,662)          49,466
LVIP SSgA Bond Index Standard Class                                       5,164              (1,539)           3,625
LVIP SSgA Emerging Markets 100 Standard Class                            16,262              (6,171)          10,091
LVIP SSgA Global Tactical Allocation RPM Standard Class                  34,525              (9,798)          24,727
LVIP SSgA International Index Standard Class                                603                (307)             296
LVIP SSgA S&P 500 Index Standard Class                                      307                 (81)             226
LVIP SSgA Small-Cap Index Standard Class                                     24                  (8)              16
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  --            (101,529)        (101,529)
LVIP UBS Large Cap Growth RPM Standard Class                                 --             (13,707)         (13,707)
NB AMT Large Cap Value I Class                                           17,147             (39,345)         (22,198)
NB AMT Mid Cap Growth I Class                                                --             (50,659)         (50,659)
T. Rowe Price International Stock Class I                                89,526             (69,632)          19,894

See accompanying notes.

                                                                                          DIVIDENDS
                                                                                             FROM             TOTAL
                                                                     NET REALIZED       NET REALIZED      NET REALIZED
                                                                     GAIN (LOSS)           GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                          ON INVESTMENTS       INVESTMENTS     ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                               $        30,021     $          --    $        30,021
ABVPSF Growth Class B                                                         4,712                --              4,712
ABVPSF Growth and Income Class B                                              9,952                --              9,952
American Century VP Balanced Class I                                         35,207                --             35,207
American Century VP Inflation Protection Class I                              5,611            14,760             20,371
American Funds Global Growth Class 2                                         27,369                --             27,369
American Funds Growth Class 2                                               145,265                --            145,265
American Funds Growth-Income Class 2                                         19,067                --             19,067
American Funds International Class 2                                        (97,081)               --            (97,081)
BlackRock Global Allocation V.I. Class I                                        581             1,696              2,277
Delaware VIP Diversified Income Standard Class                               31,282            70,329            101,611
Delaware VIP High Yield Standard Class                                       18,769                --             18,769
Delaware VIP REIT Service Class                                             (49,050)               --            (49,050)
Delaware VIP Small Cap Value Service Class                                   92,876           289,061            381,937
Delaware VIP Smid Cap Growth Service Class                                   47,962           122,466            170,428
Dreyfus Opportunistic Small Cap Initial Class                              (316,832)               --           (316,832)
Dreyfus Stock Index Initial Class                                           322,653         1,398,333          1,720,986
DWS Alternative Asset Allocation VIP Class A                                  3,140               681              3,821
DWS Equity 500 Index VIP Class A                                             36,585                --             36,585
DWS Small Cap Index VIP Class A                                               6,072               374              6,446
Fidelity VIP Asset Manager Initial Class                                    (62,644)          156,479             93,835
Fidelity VIP Contrafund Service Class 2                                      19,814                --             19,814
Fidelity VIP Equity-Income Initial Class                                   (217,352)        1,506,819          1,289,467
Fidelity VIP Growth Initial Class                                           406,255                --            406,255
Fidelity VIP Money Market Initial Class                                          --                --                 --
Janus Aspen Series Worldwide Institutional Class                            (50,413)               --            (50,413)
LVIP Baron Growth Opportunities Service Class                               299,385           631,205            930,590
LVIP BlackRock Inflation Protected Bond Standard Class                           --                20                 20
LVIP Clarion Global Real Estate Standard Class                               12,686                --             12,686
LVIP Delaware Bond Standard Class                                            41,386            84,006            125,392
LVIP Delaware Diversified Floating Rate Service Class                            --                --                 --
LVIP Delaware Foundation Aggressive Allocation Standard Class                    66                --                 66
LVIP Delaware Foundation Conservative Allocation Standard Class                (703)               --               (703)
LVIP Delaware Foundation Moderate Allocation Standard Class                      66                55                121
LVIP Delaware Growth and Income Standard Class                               22,234             2,539             24,773
LVIP Delaware Social Awareness Standard Class                                19,166           305,862            325,028
LVIP Global Income Standard Class                                               (85)              446                361
LVIP Mondrian International Value Standard Class                           (104,447)               --           (104,447)
LVIP Protected Profile 2010 Standard Class                                   13,593                --             13,593
LVIP Protected Profile 2020 Standard Class                                    5,286                --              5,286
LVIP Protected Profile 2030 Standard Class                                    2,837                --              2,837
LVIP Protected Profile 2040 Standard Class                                    3,253                --              3,253
LVIP Protected Profile 2050 Standard Class                                      412                --                412
LVIP Protected Profile Conservative Standard Class                           10,906             3,494             14,400
LVIP Protected Profile Growth Standard Class                                  7,702                --              7,702
LVIP Protected Profile Moderate Standard Class                               12,781                --             12,781
LVIP SSgA Bond Index Standard Class                                           3,255                17              3,272
LVIP SSgA Emerging Markets 100 Standard Class                               (46,277)           56,375             10,098
LVIP SSgA Global Tactical Allocation RPM Standard Class                      (2,112)               --             (2,112)
LVIP SSgA International Index Standard Class                                 (1,174)               --             (1,174)
LVIP SSgA S&P 500 Index Standard Class                                           --                --                 --
LVIP SSgA Small-Cap Index Standard Class                                         --                --                 --
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 186,080           285,829            471,909
LVIP UBS Large Cap Growth RPM Standard Class                                 17,889                --             17,889
NB AMT Large Cap Value I Class                                              (77,730)               --            (77,730)
NB AMT Mid Cap Growth I Class                                               151,020                --            151,020
T. Rowe Price International Stock Class I                                    21,120                --             21,120

                                                                      NET CHANGE          NET INCREASE
                                                                      IN UNREALIZED         (DECREASE)
                                                                    APPRECIATION OR      IN NET ASSETS
                                                                     DEPRECIATION          RESULTING
SUBACCOUNT                                                          ON INVESTMENTS      FROM OPERATIONS
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                               $        227,173    $        240,639
ABVPSF Growth Class B                                                         97,065              93,321
ABVPSF Growth and Income Class B                                              96,934             109,693
American Century VP Balanced Class I                                         849,265             988,677
American Century VP Inflation Protection Class I                               5,803              37,696
American Funds Global Growth Class 2                                         535,267             559,809
American Funds Growth Class 2                                              2,300,918           2,414,688
American Funds Growth-Income Class 2                                         722,759             777,056
American Funds International Class 2                                         971,598             902,539
BlackRock Global Allocation V.I. Class I                                      31,809              37,982
Delaware VIP Diversified Income Standard Class                               (12,417)            137,872
Delaware VIP High Yield Standard Class                                        95,807             228,984
Delaware VIP REIT Service Class                                            1,240,349           1,215,915
Delaware VIP Small Cap Value Service Class                                   151,334             505,416
Delaware VIP Smid Cap Growth Service Class                                    35,836             184,325
Dreyfus Opportunistic Small Cap Initial Class                              2,513,815           2,077,562
Dreyfus Stock Index Initial Class                                          1,859,384           3,880,585
DWS Alternative Asset Allocation VIP Class A                                   1,542               7,426
DWS Equity 500 Index VIP Class A                                             253,248             306,573
DWS Small Cap Index VIP Class A                                              215,538             220,136
Fidelity VIP Asset Manager Initial Class                                   2,100,614           2,305,594
Fidelity VIP Contrafund Service Class 2                                    1,407,913           1,443,787
Fidelity VIP Equity-Income Initial Class                                   1,747,519           3,541,637
Fidelity VIP Growth Initial Class                                          4,996,582           5,231,170
Fidelity VIP Money Market Initial Class                                           --                  41
Janus Aspen Series Worldwide Institutional Class                           1,164,372           1,106,683
LVIP Baron Growth Opportunities Service Class                              1,074,977           2,029,023
LVIP BlackRock Inflation Protected Bond Standard Class                            39                  22
LVIP Clarion Global Real Estate Standard Class                                17,456              28,856
LVIP Delaware Bond Standard Class                                             27,879             194,077
LVIP Delaware Diversified Floating Rate Service Class                            (51)                 60
LVIP Delaware Foundation Aggressive Allocation Standard Class                  4,899               5,526
LVIP Delaware Foundation Conservative Allocation Standard Class               38,027              45,808
LVIP Delaware Foundation Moderate Allocation Standard Class                    2,728               3,439
LVIP Delaware Growth and Income Standard Class                               325,180             352,551
LVIP Delaware Social Awareness Standard Class                                252,384             567,422
LVIP Global Income Standard Class                                             10,274              13,289
LVIP Mondrian International Value Standard Class                             284,302             231,591
LVIP Protected Profile 2010 Standard Class                                    (4,106)             10,352
LVIP Protected Profile 2020 Standard Class                                    42,102              57,259
LVIP Protected Profile 2030 Standard Class                                    25,623              33,459
LVIP Protected Profile 2040 Standard Class                                    25,239              33,549
LVIP Protected Profile 2050 Standard Class                                       612               1,218
LVIP Protected Profile Conservative Standard Class                            24,553              61,631
LVIP Protected Profile Growth Standard Class                                 183,701             240,453
LVIP Protected Profile Moderate Standard Class                               105,797             168,044
LVIP SSgA Bond Index Standard Class                                           (3,492)              3,405
LVIP SSgA Emerging Markets 100 Standard Class                                 49,919              70,108
LVIP SSgA Global Tactical Allocation RPM Standard Class                       70,207              92,822
LVIP SSgA International Index Standard Class                                   5,433               4,555
LVIP SSgA S&P 500 Index Standard Class                                          (275)                (49)
LVIP SSgA Small-Cap Index Standard Class                                         198                 214
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                1,029,211           1,399,591
LVIP UBS Large Cap Growth RPM Standard Class                                 180,408             184,590
NB AMT Large Cap Value I Class                                               668,235             568,307
NB AMT Mid Cap Growth I Class                                                425,299             525,660
T. Rowe Price International Stock Class I                                  1,060,287           1,101,301

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                ABVPSF
                                                GLOBAL                    ABVPSF      AMERICAN
                                               THEMATIC      ABVPSF     GROWTH AND   CENTURY VP
                                                GROWTH       GROWTH       INCOME      BALANCED
                                                CLASS B      CLASS B      CLASS B     CLASS I
                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                $ 1,886,856   $  716,581   $  599,278  $ 9,317,286
Changes From Operations:
 - Net investment income (loss)                  (11,680)      (7,469)         591       85,157
 - Net realized gain (loss) on investments        76,940       11,861       10,390      (45,741)
 - Net change in unrealized appreciation or
   depreciation on investments                  (483,648)      (6,343)      23,445      352,459
                                             -----------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      (418,388)      (1,951)      34,426      391,875
Changes From Unit Transactions:
 - Contract purchases                          1,342,488      144,013      166,780      629,477
 - Contract withdrawals                       (1,020,557)    (120,564)    (140,907)    (995,549)
                                             -----------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                321,931       23,449       25,873     (366,072)
                                             -----------   ----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (96,457)      21,498       60,299       25,803
                                             -----------   ----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2011                1,790,399      738,079      659,577    9,343,089
Changes From Operations:
 - Net investment income (loss)                  (16,555)      (8,456)       2,807      104,205
 - Net realized gain (loss) on investments        30,021        4,712        9,952       35,207
 - Net change in unrealized appreciation or
   depreciation on investments                   227,173       97,065       96,934      849,265
                                             -----------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       240,639       93,321      109,693      988,677
Changes From Unit Transactions:
 - Contract purchases                            515,834       85,169      152,694      405,548
 - Contract withdrawals                       (1,097,966)     (26,502)     (81,236)    (953,881)
                                             -----------   ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS               (582,132)      58,667       71,458     (548,333)
                                             -----------   ----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (341,493)     151,988      181,151      440,344
                                             -----------   ----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2012              $ 1,448,906   $  890,067   $  840,728  $ 9,783,433
                                             ===========   ==========   ==========  ===========

See accompanying notes.

                                               AMERICAN
                                              CENTURY VP     AMERICAN       AMERICAN      AMERICAN          AMERICAN
                                               INFLATION   FUNDS GLOBAL     FUNDS          FUNDS             FUNDS
                                              PROTECTION      GROWTH         GROWTH      GROWTH-INCOME   INTERNATIONAL
                                                CLASS I       CLASS 2       CLASS 2        CLASS 2          CLASS 2
                                              SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $  118,536   $  3,186,619   $ 14,907,053   $   4,614,123   $   6,633,175
Changes From Operations:
 - Net investment income (loss)                    7,267          9,829        (58,017)         27,634          47,830
 - Net realized gain (loss) on investments         3,866         12,769         63,033         (17,558)        (67,291)
 - Net change in unrealized appreciation or
   depreciation on investments                    10,003       (315,164)      (808,538)       (150,053)       (950,468)
                                              ----------   ------------   ------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        21,136       (292,566)      (803,522)       (139,977)       (969,929)
Changes From Unit Transactions:
 - Contract purchases                            424,785        541,037      2,218,925         760,181         890,239
 - Contract withdrawals                          (60,167)      (648,623)    (1,911,038)       (584,348)     (1,011,013)
                                              ----------   ------------   ------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                364,618       (107,586)       307,887         175,833        (120,774)
                                              ----------   ------------   ------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          385,754       (400,152)      (495,635)         35,856      (1,090,703)
                                              ----------   ------------   ------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2011                  504,290      2,786,467     14,411,418       4,649,979       5,542,472
Changes From Operations:
 - Net investment income (loss)                   11,522         (2,827)       (31,495)         35,230          28,022
 - Net realized gain (loss) on investments        20,371         27,369        145,265          19,067         (97,081)
 - Net change in unrealized appreciation or
   depreciation on investments                     5,803        535,267      2,300,918         722,759         971,598
                                              ----------   ------------   ------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        37,696        559,809      2,414,688         777,056         902,539
Changes From Unit Transactions:
 - Contract purchases                            503,477        267,346      1,749,187         721,838         667,113
 - Contract withdrawals                         (233,695)      (646,894)    (1,974,056)       (513,950)     (1,037,874)
                                              ----------   ------------   ------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                269,782       (379,548)      (224,869)        207,888        (370,761)
                                              ----------   ------------   ------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          307,478        180,261      2,189,819         984,944         531,778
                                              ----------   ------------   ------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2012               $  811,768   $  2,966,728   $ 16,601,237   $   5,634,923   $   6,074,250
                                              ==========   ============   ============   =============   =============

                                                               DELAWARE VIP
                                                 BLACKROCK     DIVERSIFIED     DELAWARE VIP
                                                   GLOBAL        INCOME         HIGH YIELD    DELAWARE VIP
                                              ALLOCATION V.I.    STANDARD        STANDARD     REIT SERVICE
                                                  CLASS I         CLASS            CLASS         CLASS
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $      134,032   $  1,735,937    $  1,442,664   $  7,501,734
Changes From Operations:
 - Net investment income (loss)                        4,838         57,289         108,964         27,335
 - Net realized gain (loss) on investments             8,139         92,087          36,833       (299,136)
 - Net change in unrealized appreciation or
   depreciation on investments                       (27,621)       (51,330)       (126,970)       921,932
                                              --------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                           (14,644)        98,046          18,827        650,131
Changes From Unit Transactions:
 - Contract purchases                                255,596        763,385         388,985      1,338,229
 - Contract withdrawals                              (63,063)      (358,441)       (575,112)    (1,453,827)
                                              --------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    192,533        404,944        (186,127)      (115,598)
                                              --------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              177,889        502,990        (167,300)       534,533
                                              --------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2011                      311,921      2,238,927       1,275,364      8,036,267
Changes From Operations:
 - Net investment income (loss)                        3,896         48,678         114,408         24,616
 - Net realized gain (loss) on investments             2,277        101,611          18,769        (49,050)
 - Net change in unrealized appreciation or
   depreciation on investments                        31,809        (12,417)         95,807      1,240,349
                                              --------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            37,982        137,872         228,984      1,215,915
Changes From Unit Transactions:
 - Contract purchases                                291,142        795,349         527,236        906,632
 - Contract withdrawals                              (60,082)      (795,975)       (371,153)    (1,302,348)
                                              --------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    231,060           (626)        156,083       (395,716)
                                              --------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              269,042        137,246         385,067        820,199
                                              --------------   ------------    ------------   ------------
NET ASSETS AT DECEMBER 31, 2012               $      580,963   $  2,376,173    $  1,660,431   $  8,856,466
                                              ==============   ============    ============   ============

                                                                  DELAWARE VIP       DREYFUS
                                               DELAWARE VIP        SMID CAP       OPPORTUNISTIC    DREYFUS STOCK
                                              SMALL CAP VALUE       GROWTH          SMALL CAP          INDEX
                                               SERVICE CLASS     SERVICE CLASS    INITIAL CLASS    INITIAL CLASS
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $     4,217,613    $   1,541,877    $  13,336,402    $  28,112,405
Changes From Operations:
 - Net investment income (loss)                       (30,077)          (4,265)         (73,145)         233,070
 - Net realized gain (loss) on investments             57,286          102,739         (364,084)         408,408
 - Net change in unrealized appreciation or
   depreciation on investments                      (159,271)           6,077       (1,458,078)        (358,020)
                                              ---------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                           (132,062)         104,551       (1,895,307)         283,458
Changes From Unit Transactions:
 - Contract purchases                                 810,481          753,008          685,069        2,117,309
 - Contract withdrawals                              (734,927)        (494,070)      (1,179,804)      (3,543,771)
                                              ---------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                      75,554          258,938         (494,735)      (1,426,462)
                                              ---------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (56,508)         363,489       (2,390,042)      (1,143,004)
                                              ---------------    -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2011                     4,161,105        1,905,366       10,946,360       26,969,401
Changes From Operations:
 - Net investment income (loss)                       (27,855)         (21,939)        (119,421)         300,215
 - Net realized gain (loss) on investments            381,937          170,428         (316,832)       1,720,986
 - Net change in unrealized appreciation or
   depreciation on investments                        151,334           35,836        2,513,815        1,859,384
                                              ---------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            505,416          184,325        2,077,562        3,880,585
Changes From Unit Transactions:
 - Contract purchases                                 497,891          592,128          596,430        1,496,385
 - Contract withdrawals                              (822,260)        (519,988)      (1,098,488)      (3,278,272)
                                              ---------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    (324,369)          72,140         (502,058)      (1,781,887)
                                              ---------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               181,047          256,465        1,575,504        2,098,698
                                              ---------------    -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2012               $     4,342,152    $   2,161,831    $  12,521,864    $  29,068,099
                                              ===============    =============    =============    =============

See accompanying notes.

                                                   DWS
                                               ALTERNATIVE         DWS            DWS          FIDELITY VIP
                                                  ASSET         EQUITY 500      SMALL CAP         ASSET          FIDELITY VIP
                                              ALLOCATION VIP    INDEX VIP       INDEX VIP        MANAGER          CONTRAFUND
                                                 CLASS A         CLASS A         CLASS A       INITIAL CLASS    SERVICE CLASS 2
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $       80,710   $  2,001,834    $  1,561,780    $  22,695,727    $     9,810,639
Changes From Operations:
 - Net investment income (loss)                          289         13,437          (2,144)         211,544            (20,755)
 - Net realized gain (loss) on investments               396         10,611          (7,576)          25,846            (53,791)
 - Net change in unrealized appreciation or
   depreciation on investments                       (4,125)         (7,203)        (72,229)      (1,008,824)          (311,686)
                                              --------------   ------------    ------------    -------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            (3,440)        16,845         (81,949)        (771,434)          (386,232)
Changes From Unit Transactions:
 - Contract purchases                                 19,275        350,555         239,593        1,101,092          1,598,864
 - Contract withdrawals                               (2,949)      (248,500)       (287,250)      (2,036,038)        (1,390,299)
                                              --------------   ------------    ------------    -------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                     16,326        102,055         (47,657)        (934,946)           208,565
                                              --------------   ------------    ------------    -------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               12,886        118,900        (129,606)      (1,706,380)          (177,667)
                                              --------------   ------------    ------------    -------------    ---------------
NET ASSETS AT DECEMBER 31, 2011                       93,596      2,120,734       1,432,174       20,989,347          9,632,972
Changes From Operations:
 - Net investment income (loss)                        2,063         16,740          (1,848)         111,145             16,060
 - Net realized gain (loss) on investments             3,821         36,585           6,446           93,835             19,814
 - Net change in unrealized appreciation or
   depreciation on investments                         1,542        253,248         215,538        2,100,614          1,407,913
                                              --------------   ------------    ------------    -------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             7,426        306,573         220,136        2,305,594          1,443,787
Changes From Unit Transactions:
 - Contract purchases                                 22,344        413,425         259,578          671,977          1,459,536
 - Contract withdrawals                              (68,502)      (353,087)       (233,254)      (2,519,820)        (1,461,177)
                                              --------------   ------------    ------------    -------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    (46,158)        60,338          26,324       (1,847,843)            (1,641)
                                              --------------   ------------    ------------    -------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (38,732)       366,911         246,460          457,751          1,442,146
                                              --------------   ------------    ------------    -------------    ---------------
NET ASSETS AT DECEMBER 31, 2012               $       54,864   $  2,487,645    $  1,678,634    $  21,447,098    $    11,075,118
                                              ==============   ============    ============    =============    ===============

                                                                                                    JANUS
                                                                                                ASPEN SERIES
                                              FIDELITY VIP    FIDELITY VIP     FIDELITY VIP       WORLDWIDE
                                              EQUITY-INCOME      GROWTH        MONEY MARKET     INSTITUTIONAL
                                              INITIAL CLASS   INITIAL CLASS    INITIAL CLASS        CLASS
                                               SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $  22,976,470   $  41,550,089    $      72,714    $   6,839,890
Changes From Operations:
 - Net investment income (loss)                     354,780        (265,570)              52          (26,490)
 - Net realized gain (loss) on investments         (244,458)        198,511               --          (81,535)
 - Net change in unrealized appreciation or
   depreciation on investments                     (120,890)       (203,264)              --         (880,766)
                                              -------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                          (10,568)       (270,323)              52         (988,791)
Changes From Unit Transactions:
 - Contract purchases                             1,901,162       2,750,512          142,532          612,810
 - Contract withdrawals                          (2,324,939)     (4,891,598)        (166,594)        (609,823)
                                              -------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                  (423,777)     (2,141,086)         (24,062)           2,987
                                              -------------   -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (434,345)     (2,411,409)         (24,010)        (985,804)
                                              -------------   -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2011                  22,542,125      39,138,680           48,704        5,854,086
Changes From Operations:
 - Net investment income (loss)                     504,651        (171,667)              41           (7,276)
 - Net realized gain (loss) on investments        1,289,467         406,255               --          (50,413)
 - Net change in unrealized appreciation or
   depreciation on investments                    1,747,519       4,996,582               --        1,164,372
                                              -------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        3,541,637       5,231,170               41        1,106,683
Changes From Unit Transactions:
 - Contract purchases                             1,863,121       1,719,637           89,059          391,914
 - Contract withdrawals                          (3,498,849)     (5,121,711)        (114,043)        (344,629)
                                              -------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                (1,635,728)     (3,402,074)         (24,984)          47,285
                                              -------------   -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,905,909       1,829,096          (24,943)       1,153,968
                                              -------------   -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2012               $  24,448,034   $  40,967,776    $      23,761    $   7,008,054
                                              =============   =============    =============    =============

                                                                    LVIP
                                                  LVIP           BLACKROCK            LVIP
                                              BARON GROWTH       INFLATION       CLARION GLOBAL         LVIP
                                              OPPORTUNITIES    PROTECTED BOND     REAL ESTATE       DELAWARE BOND
                                              SERVICE CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS
                                                SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $  11,489,270    $           --    $      110,230    $    3,168,349
Changes From Operations:
 - Net investment income (loss)                    (119,718)               --            (1,114)           81,201
 - Net realized gain (loss) on investments          217,317                --             3,650           130,768
 - Net change in unrealized appreciation or
   depreciation on investments                      241,415                --           (12,966)          (10,067)
                                              -------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                          339,014                --           (10,430)          201,902
Changes From Unit Transactions:
 - Contract purchases                             1,491,250                --            38,132           908,019
 - Contract withdrawals                          (1,336,349)               --           (31,440)         (806,346)
                                              -------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                   154,901                --             6,692           101,673
                                              -------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             493,915                --            (3,738)          303,575
                                              -------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2011                  11,983,185                --           106,492         3,471,924
Changes From Operations:
 - Net investment income (loss)                      23,456               (37)           (1,286)           40,806
 - Net realized gain (loss) on investments          930,590                20            12,686           125,392
 - Net change in unrealized appreciation or
   depreciation on investments                    1,074,977                39            17,456            27,879
                                              -------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        2,029,023                22            28,856           194,077
Changes From Unit Transactions:
 - Contract purchases                             1,312,618            19,975            89,779           738,088
 - Contract withdrawals                          (1,561,937)               --          (100,058)         (608,383)
                                              -------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                  (249,319)           19,975           (10,279)          129,705
                                              -------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,779,704            19,997            18,577           323,782
                                              -------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2012               $  13,762,889    $       19,997    $      125,069    $    3,795,706
                                              =============    ==============    ==============    ==============

See accompanying notes.

                                                                    LVIP              LVIP              LVIP
                                                   LVIP           DELAWARE          DELAWARE          DELAWARE            LVIP
                                                 DELAWARE        FOUNDATION        FOUNDATION        FOUNDATION         DELAWARE
                                               DIVERSIFIED       AGGRESSIVE       CONSERVATIVE        MODERATE         GROWTH AND
                                              FLOATING RATE      ALLOCATION        ALLOCATION        ALLOCATION          INCOME
                                              SERVICE CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $          --    $        2,006    $      438,591    $        1,282    $    2,581,375
Changes From Operations:
 - Net investment income (loss)                           2               574            25,488               529             1,471
 - Net realized gain (loss) on investments               --                (5)           (6,631)                5             3,052
 - Net change in unrealized appreciation or
   depreciation on investments                           (1)           (2,391)          (15,968)           (1,714)            5,226
                                              -------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                1            (1,822)            2,889            (1,180)            9,749
Changes From Unit Transactions:
 - Contract purchases                                   138            35,915            86,005            29,142           270,176
 - Contract withdrawals                                  --               (35)          (96,173)             (456)         (386,254)
                                              -------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       138            35,880           (10,168)           28,686          (116,078)
                                              -------------    --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 139            34,058            (7,279)           27,506          (106,329)
                                              -------------    --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2011                         139            36,064           431,312            28,788         2,475,046
Changes From Operations:
 - Net investment income (loss)                         111               561             8,484               590             2,598
 - Net realized gain (loss) on investments               --                66              (703)              121            24,773
 - Net change in unrealized appreciation or
   depreciation on investments                          (51)            4,899            38,027             2,728           325,180
                                              -------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               60             5,526            45,808             3,439           352,551
Changes From Unit Transactions:
 - Contract purchases                                12,593            24,511           110,773            12,984           189,344
 - Contract withdrawals                                (112)           (2,955)          (25,482)           (2,595)         (252,253)
                                              -------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    12,481            21,556            85,291            10,389           (62,909)
                                              -------------    --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,541            27,082           131,099            13,828           289,642
                                              -------------    --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2012               $      12,680    $       63,146    $      562,411    $       42,616    $    2,764,688
                                              =============    ==============    ==============    ==============    ==============

                                                   LVIP                               LVIP
                                                 DELAWARE                           MONDRIAN             LVIP
                                                  SOCIAL            LVIP          INTERNATIONAL       PROTECTED
                                                AWARENESS       GLOBAL INCOME         VALUE          PROFILE 2010
                                              STANDARD CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS
                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $    3,859,579    $       77,402    $    3,004,117    $      126,118
Changes From Operations:
 - Net investment income (loss)                       (7,382)            5,044            66,854              (313)
 - Net realized gain (loss) on investments             8,318             1,225          (104,132)            2,354
 - Net change in unrealized appreciation or
   depreciation on investments                        (2,997)           (7,886)         (101,122)           (2,458)
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            (2,061)           (1,617)         (138,400)             (417)
Changes From Unit Transactions:
 - Contract purchases                                509,360           123,858           555,017            36,275
 - Contract withdrawals                             (305,210)          (52,463)         (559,013)          (21,068)
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    204,150            71,395            (3,996)           15,207
                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              202,089            69,778          (142,396)           14,790
                                              --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2011                    4,061,668           147,180         2,861,721           140,908
Changes From Operations:
 - Net investment income (loss)                       (9,990)            2,654            51,736               865
 - Net realized gain (loss) on investments           325,028               361          (104,447)           13,593
 - Net change in unrealized appreciation or
   depreciation on investments                       252,384            10,274           284,302            (4,106)
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                           567,422            13,289           231,591            10,352
Changes From Unit Transactions:
 - Contract purchases                                176,640           129,209           217,041            18,204
 - Contract withdrawals                             (346,616)          (29,450)         (463,947)         (106,315)
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                   (169,976)           99,759          (246,906)          (88,111)
                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              397,446           113,048           (15,315)          (77,759)
                                              --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2012               $    4,459,114    $      260,228    $    2,846,406    $       63,149
                                              ==============    ==============    ==============    ==============

                                                  LVIP              LVIP               LVIP              LVIP
                                                PROTECTED         PROTECTED         PROTECTED         PROTECTED
                                              PROFILE 2020       PROFILE 2030      PROFILE 2040      PROFILE 2050
                                              STANDARD CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS
                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $      538,295    $      385,613    $      304,071    $           --
Changes From Operations:
 - Net investment income (loss)                       (1,608)           (1,363)           (1,477)              (31)
 - Net realized gain (loss) on investments             6,271            19,006             5,212                --
 - Net change in unrealized appreciation or
   depreciation on investments                        (9,489)          (20,548)          (17,039)              147
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            (4,826)           (2,905)          (13,304)              116
Changes From Unit Transactions:
 - Contract purchases                                244,630           175,262           256,876            13,428
 - Contract withdrawals                              (58,156)         (123,747)          (66,760)               --
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    186,474            51,515           190,116            13,428
                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              181,648            48,610           176,812            13,544
                                              --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2011                      719,943           434,223           480,883            13,544
Changes From Operations:
 - Net investment income (loss)                        9,871             4,999             5,057               194
 - Net realized gain (loss) on investments             5,286             2,837             3,253               412
 - Net change in unrealized appreciation or
   depreciation on investments                        42,102            25,623            25,239               612
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            57,259            33,459            33,549             1,218
Changes From Unit Transactions:
 - Contract purchases                                225,135           185,078           249,785            41,519
 - Contract withdrawals                              (66,725)          (32,785)          (60,468)          (24,911)
                                              --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    158,410           152,293           189,317            16,608
                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              215,669           185,752           222,866            17,826
                                              --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2012               $      935,612    $      619,975    $      703,749    $       31,370
                                              ==============    ==============    ==============    ==============

See accompanying notes.

                                                 LVIP              LVIP               LVIP                               LVIP
                                               PROTECTED         PROTECTED         PROTECTED            LVIP             SSGA
                                                PROFILE           PROFILE           PROFILE             SSGA           EMERGING
                                             CONSERVATIVE         GROWTH            MODERATE         BOND INDEX       MARKETS 100
                                             STANDARD CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                $      626,924    $    3,009,097    $    1,783,601    $      168,964    $      627,568
Changes From Operations:
 - Net investment income (loss)                       7,264            29,660            15,235             3,764             8,590
 - Net realized gain (loss) on investments            6,113             6,103            14,203             4,468            60,977
 - Net change in unrealized appreciation or
   depreciation on investments                          597           (65,921)          (32,078)           (2,378)         (168,403)
                                             --------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                           13,974           (30,158)           (2,640)            5,854           (98,836)
Changes From Unit Transactions:
 - Contract purchases                               209,601           423,590           380,630           158,673           510,645
 - Contract withdrawals                            (161,214)         (365,451)         (282,925)         (214,362)         (475,898)
                                             --------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    48,387            58,139            97,705           (55,689)           34,747
                                             --------------    --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              62,361            27,981            95,065           (49,835)          (64,089)
                                             --------------    --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2011                     689,285         3,037,078         1,878,666           119,129           563,479
Changes From Operations:
 - Net investment income (loss)                      22,678            49,050            49,466             3,625            10,091
 - Net realized gain (loss) on investments           14,400             7,702            12,781             3,272            10,098
 - Net change in unrealized appreciation or
   depreciation on investments                       24,553           183,701           105,797            (3,492)           49,919
                                             --------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                           61,631           240,453           168,044             3,405            70,108
Changes From Unit Transactions:
 - Contract purchases                               233,293           296,113           300,556           270,700           831,215
 - Contract withdrawals                            (135,323)         (400,371)         (169,002)         (176,664)         (809,911)
                                             --------------    --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    97,970          (104,258)          131,554            94,036            21,304
                                             --------------    --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             159,601           136,195           299,598            97,441            91,412
                                             --------------    --------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2012              $      848,886    $    3,173,273    $    2,178,264    $      216,570    $      654,891
                                             ==============    ==============    ==============    ==============    ==============

                                                   LVIP               LVIP                               LVIP
                                                   SSGA               SSGA              LVIP             SSGA
                                              GLOBAL TACTICAL    INTERNATIONAL          SSGA           SMALL-CAP
                                              ALLOCATION RPM         INDEX         S&P 500 INDEX         INDEX
                                               STANDARD CLASS    STANDARD CLASS    STANDARD CLASS    STANDARD CLASS
                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $       939,759    $       26,250    $           --   $            --
Changes From Operations:
 - Net investment income (loss)                         3,189                23                --                --
 - Net realized gain (loss) on investments             (6,975)              667                --                --
 - Net change in unrealized appreciation or
   depreciation on investments                         (1,805)           (3,714)               --                --
                                              ---------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             (5,591)           (3,024)               --                --
Changes From Unit Transactions:
 - Contract purchases                                 185,265            43,514                --                --
 - Contract withdrawals                              (203,564)          (40,493)               --                --
                                              ---------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                     (18,299)            3,021                --                --
                                              ---------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (23,890)               (3)               --                --
                                              ---------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2011                       915,869            26,247                --                --
Changes From Operations:
 - Net investment income (loss)                        24,727               296               226                16
 - Net realized gain (loss) on investments             (2,112)           (1,174)               --                --
 - Net change in unrealized appreciation or
   depreciation on investments                         70,207             5,433              (275)              198
                                              ---------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             92,822             4,555               (49)              214
Changes From Unit Transactions:
 - Contract purchases                                 120,754            20,962            35,564             4,003
 - Contract withdrawals                              (117,050)          (17,292)               --                --
                                              ---------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       3,704             3,670            35,564             4,003
                                              ---------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                96,526             8,225            35,515             4,217
                                              ---------------    --------------    --------------    --------------
NET ASSETS AT DECEMBER 31, 2012               $     1,012,395    $       34,472    $       35,515    $        4,217
                                              ===============    ==============    ==============    ==============

                                                   LVIP
                                              T. ROWE PRICE
                                                STRUCTURED           LVIP                             NB AMT       T. ROWE PRICE
                                                 MID-CAP         UBS LARGE CAP        NB AMT         MID CAP       INTERNATIONAL
                                                  GROWTH          GROWTH RPM        LARGE CAP        GROWTH I          STOCK
                                              STANDARD CLASS    STANDARD CLASS    VALUE I CLASS       CLASS           CLASS I
                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                 $    9,885,299    $    1,275,404    $   4,492,443    $  4,951,554    $   7,455,491
Changes From Operations:
 - Net investment income (loss)                     (100,166)           (9,688)         (42,851)        (51,285)          40,412
 - Net realized gain (loss) on investments            82,917            21,057         (113,407)        174,396           44,750
 - Net change in unrealized appreciation or
   depreciation on investments                      (462,214)          (97,528)        (374,572)       (131,693)      (1,089,774)
                                              --------------    --------------    -------------    ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                          (479,463)          (86,159)        (530,830)         (8,582)      (1,004,612)
Changes From Unit Transactions:
 - Contract purchases                                939,743           185,779          386,255       1,054,217          769,884
 - Contract withdrawals                             (969,361)         (155,564)        (623,189)     (1,270,875)        (800,082)
                                              --------------    --------------    -------------    ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                    (29,618)           30,215         (236,934)       (216,658)         (30,198)
                                              --------------    --------------    -------------    ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (509,081)          (55,944)        (767,764)       (225,240)      (1,034,810)
                                              --------------    --------------    -------------    ------------    -------------
NET ASSETS AT DECEMBER 31, 2011                    9,376,218         1,219,460        3,724,679       4,726,314        6,420,681
Changes From Operations:
 - Net investment income (loss)                     (101,529)          (13,707)         (22,198)        (50,659)          19,894
 - Net realized gain (loss) on investments           471,909            17,889          (77,730)        151,020           21,120
 - Net change in unrealized appreciation or
   depreciation on investments                     1,029,211           180,408          668,235         425,299        1,060,287
                                              --------------    --------------    -------------    ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         1,399,591           184,590          568,307         525,660        1,101,301
Changes From Unit Transactions:
 - Contract purchases                                601,725           155,028          325,393         652,574          536,163
 - Contract withdrawals                           (1,339,763)         (120,589)        (446,536)       (898,130)        (673,677)
                                              --------------    --------------    -------------    ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                   (738,038)           34,439         (121,143)       (245,556)        (137,514)
                                              --------------    --------------    -------------    ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              661,553           219,029          447,164         280,104          963,787
                                              --------------    --------------    -------------    ------------    -------------
NET ASSETS AT DECEMBER 31, 2012               $   10,037,771    $    1,438,489    $   4,171,843    $  5,006,418    $   7,384,468
                                              ==============    ==============    =============    ============    =============

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-seven mutual funds (the Funds) of thirteen diversified, open-ended. management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Portfolio
   ABVPSF Growth Class B Portfolio
   ABVPSF Growth and Income Class B Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Class I Fund
   American Century VP Inflation Protection Class I Fund
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Service Class Series
Dreyfus Variable Investment Fund (Dreyfus):
   Dreyfus Opportunistic Small Cap Initial Class Portfolio
   Dreyfus Stock Index Initial Class Fund
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Money Market Initial Class Portfolio
Janus Aspen Series:
   Janus Aspen Series Worldwide Institutional Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Protected Profile 2010 Standard Class Fund
   LVIP Protected Profile 2020 Standard Class Fund
   LVIP Protected Profile 2030 Standard Class Fund
   LVIP Protected Profile 2040 Standard Class Fund
   LVIP Protected Profile 2050 Standard Class Fund
   LVIP Protected Profile Conservative Standard Class Fund
   LVIP Protected Profile Growth Standard Class Fund
   LVIP Protected Profile Moderate Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund

   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP UBS Large Cap Growth RPM Standard Class Fund
Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
   NB AMT Mid Cap Growth I Class Portfolio
T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Class I Portfolio

----------
*  Denotes an affiliate of the Company

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2011, the LVIP Delaware Diversified Floating Rate Service Class Fund and the LVIP Protected Profile 2050 Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                  NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                      LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                      LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                      LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                      LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund              LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund     LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                  LVIP Protected Profile Moderate Standard Class Fund

During 2012, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP SSgA S&P 500 Index Standard Class Fund and the LVIP SSgA Small-Cap Index Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                  NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio         DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Cohen & Steers Global Real Estate Standard Class Fund          LVIP Clarion Global Real Estate Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                 LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund            LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                   NB AMT Large Cap Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                                                                                                                        INVESTMENT
                                              COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT                               YEAR    DATE(1)    FEE RATE(2)  UNIT VALUE OUTSTANDING NET ASSETS   RETURN(3)   RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
                                         2012                      1.00% $     4.60     315,296 $ 1,448,906      12.11%       0.00%
                                         2011                      1.00%       4.10     436,808   1,790,399     -24.17%       0.36%
                                         2010                      1.00%       5.41     349,065   1,886,856      17.40%       1.78%
                                         2009                      1.00%       4.60     427,389   1,967,781      51.62%       0.00%
                                         2008                      1.00%       3.04     404,353   1,227,909     -47.99%       0.00%
ABVPSF GROWTH CLASS B
                                         2012                      1.00%       8.17     108,958     890,067      12.45%       0.00%
                                         2011                      1.00%       7.26     101,600     738,079      -0.04%       0.00%
                                         2010                      1.00%       7.27      98,605     716,581      13.65%       0.05%
                                         2009                      1.00%       6.39      85,662     547,736      31.55%       0.00%
                                         2008                      1.00%       4.86      84,627     411,355     -43.17%       0.00%

                                                                                                                        INVESTMENT
                                              COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT                               YEAR    DATE(1)    FEE RATE(2)  UNIT VALUE OUTSTANDING NET ASSETS   RETURN(3)   RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GROWTH AND INCOME CLASS B
                                         2012                      1.00% $    13.20      63,691 $   840,728      16.08%       1.36%
                                         2011                      1.00%      11.37      58,002     659,577       5.01%       1.09%
                                         2010                      1.00%      10.83      55,342     599,278      11.68%       0.00%
                                         2009                      1.00%       9.70      42,413     411,257      19.15%       3.65%
                                         2008                      1.00%       8.14      47,948     390,195     -41.29%       1.80%
AMERICAN CENTURY VP BALANCED CLASS I
                                         2012                      1.00%      33.08     295,772   9,783,433      10.69%       2.06%
                                         2011                      1.00%      29.88     312,652   9,343,089       4.28%       1.91%
                                         2010                      1.00%      28.66     325,144   9,317,286      10.53%       1.90%
                                         2009                      1.00%      25.93     330,418   8,566,729      14.33%       5.28%
                                         2008                      1.00%      22.68     353,367   8,013,178     -21.12%       2.60%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
                                         2012                      1.00%      13.08      62,057     811,768       6.48%       2.77%
                                         2011                      1.00%      12.29      41,049     504,290      10.98%       4.28%
                                         2010                      1.00%      11.07      10,708     118,536       4.32%       1.76%
                                         2009    9/21/09           1.00%      10.61       3,161      33,544       2.25%       0.82%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                                         2012                      1.00%      18.02     164,607   2,966,728      21.34%       0.90%
                                         2011                      1.00%      14.85     187,604   2,786,467      -9.79%       1.32%
                                         2010                      1.00%      16.47     193,534   3,186,619      10.63%       1.51%
                                         2009                      1.00%      14.88     198,677   2,956,869      40.89%       1.50%
                                         2008                      1.00%      10.56     192,667   2,035,247     -39.00%       1.83%
AMERICAN FUNDS GROWTH CLASS 2
                                         2012                      1.00%      11.42   1,453,546  16,601,237      16.72%       0.80%
                                         2011                      1.00%       9.79   1,472,768  14,411,418      -5.23%       0.62%
                                         2010                      1.00%      10.33   1,443,745  14,907,053      17.50%       0.74%
                                         2009                      1.00%       8.79   1,402,062  12,320,535      38.02%       0.67%
                                         2008                      1.00%       6.37   1,421,895   9,052,595     -44.53%       0.84%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
                                         2012                      1.00%      13.60     414,203   5,634,923      16.31%       1.67%
                                         2011                      1.00%      11.70     397,564   4,649,979      -2.81%       1.59%
                                         2010                      1.00%      12.03     383,423   4,614,123      10.32%       1.54%
                                         2009                      1.00%      10.91     352,506   3,845,301      29.94%       1.70%
                                         2008                      1.00%       8.40     309,462   2,598,033     -38.47%       1.75%
AMERICAN FUNDS INTERNATIONAL CLASS 2
                                         2012                      1.00%      13.06     465,178   6,074,250      16.73%       1.48%
                                         2011                      1.00%      11.19     495,482   5,542,472     -14.82%       1.76%
                                         2010                      1.00%      13.13     505,100   6,633,175       6.17%       2.06%
                                         2009                      1.00%      12.37     511,305   6,324,640      41.65%       1.57%
                                         2008                      1.00%       8.73     537,052   4,689,833     -42.70%       1.90%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
                                         2012                      1.00%      12.96      44,834     580,963       9.18%       1.80%
                                         2011                      1.00%      11.87      26,282     311,921      -4.45%       2.96%
                                         2010                      1.00%      12.42      10,790     134,032       8.96%       2.06%
                                         2009    9/11/09           1.00%      11.40       2,632      30,007       3.78%       1.36%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
                                         2012                      1.00%      17.43     136,295   2,376,173       6.13%       3.09%
                                         2011                      1.00%      16.43     136,293   2,238,927       5.34%       4.05%
                                         2010                      1.00%      15.60     111,312   1,735,937       6.98%       4.63%
                                         2009                      1.00%      14.58     102,190   1,489,667      25.70%       5.66%
                                         2008                      1.00%      11.60      83,295     965,994      -5.49%       3.70%
DELAWARE VIP HIGH YIELD STANDARD CLASS
                                         2012                      1.00%      17.40      95,433   1,660,431      16.65%       8.51%
                                         2011                      1.00%      14.92      85,507   1,275,364       1.36%       8.77%
                                         2010                      1.00%      14.71      98,043   1,442,664      14.17%       7.10%
                                         2009                      1.00%      12.89      86,286   1,112,079      47.49%       6.32%
                                         2008                      1.00%       8.74      49,446     432,072     -24.93%       8.58%

                                                                                                                        INVESTMENT
                                              COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT                               YEAR    DATE(1)    FEE RATE(2)  UNIT VALUE OUTSTANDING NET ASSETS   RETURN(3)   RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT SERVICE CLASS
                                         2012                      1.00% $    29.46     300,639 $ 8,856,466      15.45%       1.29%
                                         2011                      1.00%      25.52     314,936   8,036,267       9.52%       1.35%
                                         2010                      1.00%      23.30     321,971   7,501,734      25.35%       2.51%
                                         2009                      1.00%      18.59     296,479   5,510,823      22.01%       4.16%
                                         2008                      1.00%      15.23     296,495   4,516,822     -35.93%       2.00%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
                                         2012                      1.00%      17.89     242,732   4,342,152      12.50%       0.34%
                                         2011                      1.00%      15.90     261,696   4,161,105      -2.57%       0.29%
                                         2010                      1.00%      16.32     258,434   4,217,613      30.60%       0.45%
                                         2009                      1.00%      12.50     220,966   2,761,120      30.25%       0.66%
                                         2008                      1.00%       9.59     216,018   2,072,326     -30.76%       0.45%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
                                         2012                      1.00%      11.84     182,541   2,161,831       9.61%       0.01%
                                         2011                      1.00%      10.80     176,345   1,905,366       6.83%       0.77%
                                         2010    10/8/10           1.00%      10.11     152,446   1,541,877      13.45%       0.00%
DELAWARE VIP TREND SERVICE CLASS
                                         2009                      1.00%       7.47     118,916     888,757      52.84%       0.00%
                                         2008                      1.00%       4.89     125,490     613,656     -47.39%       0.00%
DREYFUS OPPORTUNISTIC SMALL CAP INITIAL CLASS
                                         2012                      1.00%      23.82     525,707  12,521,864      19.36%       0.00%
                                         2011                      1.00%      19.95     548,554  10,946,360     -14.70%       0.40%
                                         2010                      1.00%      23.39     570,057  13,336,402      29.85%       0.74%
                                         2009                      1.00%      18.02     585,749  10,553,707      24.78%       1.63%
                                         2008                      1.00%      14.44     634,005   9,154,402     -38.21%       0.91%
DREYFUS STOCK INDEX INITIAL CLASS
                                         2012                      1.00%      47.72     609,094  29,068,099      14.59%       2.04%
                                         2011                      1.00%      41.65     647,549  26,969,401       0.86%       1.84%
                                         2010                      1.00%      41.29     680,820  28,112,405      13.70%       1.82%
                                         2009                      1.00%      36.32     718,988  26,112,134      25.08%       2.10%
                                         2008                      1.00%      29.04     779,859  22,644,321     -37.77%       2.10%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
                                         2012                      1.00%      13.08       4,194      54,864       8.63%       3.49%
                                         2011                      1.00%      12.04       7,773      93,596      -3.83%       1.34%
                                         2010                      1.00%      12.52       6,446      80,710      11.35%       1.22%
                                         2009    7/13/09           1.00%      11.25       1,630      18,331      14.80%       0.00%
DWS EQUITY 500 INDEX VIP CLASS A
                                         2012                      1.00%      14.00     177,716   2,487,645      14.55%       1.73%
                                         2011                      1.00%      12.22     173,544   2,120,734       0.82%       1.65%
                                         2010                      1.00%      12.12     165,159   2,001,834      13.56%       1.84%
                                         2009                      1.00%      10.67     147,283   1,571,956      25.07%       2.80%
                                         2008                      1.00%       8.53     134,370   1,146,701     -37.78%       2.36%
DWS SMALL CAP INDEX VIP CLASS A
                                         2012                      1.00%      15.31     109,613   1,678,634      15.09%       0.88%
                                         2011                      1.00%      13.31     107,636   1,432,174      -5.37%       0.86%
                                         2010                      1.00%      14.06     111,078   1,561,780      25.14%       0.90%
                                         2009                      1.00%      11.24     104,127   1,169,964      25.31%       1.77%
                                         2008                      1.00%       8.97     101,194     907,329     -34.78%       1.57%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
                                         2012                      1.00%      35.22     608,932  21,447,098      11.36%       1.51%
                                         2011                      1.00%      31.63     663,652  20,989,347      -3.53%       1.95%
                                         2010                      1.00%      32.78     692,269  22,695,727      13.13%       1.76%
                                         2009                      1.00%      28.98     697,176  20,204,168      27.83%       2.39%
                                         2008                      1.00%      22.67     773,813  17,543,145     -29.43%       2.56%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
                                         2012                      1.00%      15.24     726,775  11,075,118      14.99%       1.15%
                                         2011                      1.00%      13.25     726,867   9,632,972      -3.75%       0.79%
                                         2010                      1.00%      13.77     712,498   9,810,639      15.76%       1.08%
                                         2009                      1.00%      11.89     661,861   7,872,416      34.12%       1.22%
                                         2008                      1.00%       8.87     640,385   5,679,216     -43.26%       0.86%

                                                                                                                        INVESTMENT
                                              COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT                               YEAR    DATE(1)    FEE RATE(2)  UNIT VALUE OUTSTANDING NET ASSETS   RETURN(3)   RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
                                         2012                      1.00% $    33.42     731,615 $24,448,034      16.14%       3.12%
                                         2011                      1.00%      28.77     783,464  22,542,125      -0.03%       2.55%
                                         2010                      1.00%      28.78     798,289  22,976,470      14.00%       1.86%
                                         2009                      1.00%      25.25     822,466  20,764,455      28.91%       2.32%
                                         2008                      1.00%      19.58     869,886  17,036,073     -43.23%       2.48%
FIDELITY VIP GROWTH INITIAL CLASS
                                         2012                      1.00%      45.66     897,202  40,967,776      13.55%       0.59%
                                         2011                      1.00%      40.21     973,274  39,138,680      -0.80%       0.36%
                                         2010                      1.00%      40.54   1,025,023  41,550,089      22.94%       0.28%
                                         2009                      1.00%      32.97   1,058,344  34,896,182      27.01%       0.45%
                                         2008                      1.00%      25.96   1,128,544  29,297,559     -47.69%       0.79%
FIDELITY VIP MONEY MARKET INITIAL CLASS
                                         2012                      0.00%      18.00       1,320      23,761       0.14%       0.14%
                                         2011                      0.00%      17.98       2,709      48,704       0.11%       0.11%
                                         2010                      0.00%      17.96       4,049      72,714       0.24%       0.18%
                                         2009                      0.00%      17.92       1,104      19,771       0.72%       0.79%
                                         2008                      0.00%      17.79       1,490      26,507       3.02%       3.05%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
                                         2012                      1.00%      14.21     493,093   7,008,054      18.89%       0.89%
                                         2011                      1.00%      11.95     489,692   5,854,086     -14.60%       0.60%
                                         2010                      1.00%      14.00     488,615   6,839,890      14.68%       0.61%
                                         2009                      1.00%      12.21     507,181   6,190,790      36.33%       1.44%
                                         2008                      1.00%       8.95     519,461   4,650,997     -45.21%       1.21%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
                                         2012                      1.00%      38.66     355,961  13,762,889      17.07%       1.18%
                                         2011                      1.00%      33.03     362,828  11,983,185       2.99%       0.00%
                                         2010                      1.00%      32.07     358,268  11,489,270      25.13%       0.00%
                                         2009                      1.00%      25.63     361,356   9,261,260      36.95%       0.00%
                                         2008                      1.00%      18.71     356,393   6,669,680     -39.74%       0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
                                         2012     8/8/12           1.00%      10.26       1,949      19,997       0.94%       0.00%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
                                         2012                      1.00%       8.44      14,823     125,069      23.44%       0.00%
                                         2011                      1.00%       6.84      15,580     106,492      -9.58%       0.00%
                                         2010                      1.00%       7.56      14,582     110,230      16.80%       0.00%
                                         2009                      1.00%       6.47       7,345      47,537      36.46%       0.00%
                                         2008                      1.00%       4.74       4,592      21,780     -42.61%       1.53%
LVIP DELAWARE BOND STANDARD CLASS
                                         2012                      1.00%      15.86     239,309   3,795,706       5.55%       2.12%
                                         2011                      1.00%      15.03     231,037   3,471,924       6.57%       3.55%
                                         2010                      1.00%      14.10     224,683   3,168,349       7.41%       3.62%
                                         2009                      1.00%      13.13     214,978   2,822,368      17.72%       4.26%
                                         2008                      1.00%      11.15     218,790   2,440,073      -3.89%       5.24%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
                                         2012                      1.00%      10.05       1,262      12,680       2.93%       4.03%
                                         2011     6/6/11           1.00%       9.76          14         139      -2.20%       2.65%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
                                         2012                      1.00%      14.52       4,348      63,146      12.16%       2.14%
                                         2011                      1.00%      12.95       2,786      36,064      -3.01%       4.49%
                                         2010                      1.00%      13.35         150       2,006      11.33%       2.40%
                                         2009    9/18/09           1.00%      11.99         109       1,307       4.58%       1.61%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
                                         2012                      1.00%      13.77      40,840     562,411       9.53%       2.67%
                                         2011                      1.00%      12.57      34,305     431,312       1.21%       6.55%
                                         2010                      1.00%      12.42      35,308     438,591       9.33%       1.92%
                                         2009                      1.00%      11.36      33,318     378,546      21.62%       2.84%
                                         2008                      1.00%       9.34      35,256     329,346     -27.69%       2.65%

                                                                                                                        INVESTMENT
                                              COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT                               YEAR    DATE(1)    FEE RATE(2)  UNIT VALUE OUTSTANDING NET ASSETS   RETURN(3)   RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
                                         2012                      1.00% $    14.19       3,004 $    42,616      10.20%       2.62%
                                         2011                      1.00%      12.87       2,236      28,788      -0.74%       4.45%
                                         2010                      1.00%      12.97          99       1,282       9.92%       3.29%
                                         2009     7/1/09           1.00%      11.80          54         634      17.22%       1.28%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
                                         2012                      1.00%      10.72     257,970   2,764,688      14.17%       1.09%
                                         2011                      1.00%       9.39     263,669   2,475,046       0.19%       1.06%
                                         2010                      1.00%       9.37     275,522   2,581,375      11.81%       1.04%
                                         2009                      1.00%       8.38     259,919   2,177,932      23.44%       1.11%
                                         2008                      1.00%       6.79     280,740   1,905,709     -36.41%       1.27%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
                                         2012                      1.00%      17.62     253,099   4,459,114      14.14%       0.77%
                                         2011                      1.00%      15.44     263,129   4,061,668      -0.36%       0.81%
                                         2010                      1.00%      15.49     249,130   3,859,579      10.46%       0.62%
                                         2009                      1.00%      14.03     250,665   3,515,644      28.71%       0.72%
                                         2008                      1.00%      10.90     260,225   2,835,687     -35.06%       0.98%
LVIP GLOBAL INCOME STANDARD CLASS
                                         2012                      1.00%      12.59      20,666     260,228       6.62%       2.20%
                                         2011                      1.00%      11.81      12,462     147,180       0.08%       5.04%
                                         2010                      1.00%      11.80       6,559      77,402       8.59%       3.36%
                                         2009     9/2/09           1.00%      10.87       4,360      47,380       3.30%       2.12%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
                                         2012                      1.00%      15.25     186,702   2,846,406       8.53%       2.86%
                                         2011                      1.00%      14.05     203,711   2,861,721      -5.17%       3.26%
                                         2010                      1.00%      14.81     202,794   3,004,117       1.44%       3.43%
                                         2009                      1.00%      14.60     211,082   3,082,376      20.03%       3.44%
                                         2008                      1.00%      12.17     216,316   2,631,726     -37.29%       4.40%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
                                         2012                      1.00%      11.57       5,456      63,149       7.46%       1.69%
                                         2011                      1.00%      10.77      13,084     140,908       0.24%       0.78%
                                         2010                      1.00%      10.74      11,739     126,118      10.36%       1.15%
                                         2009                      1.00%       9.74      10,631     103,493      23.17%       1.97%
                                         2008                      1.00%       7.90       9,161      72,410     -24.67%       1.99%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
                                         2012                      1.00%      10.99      85,131     935,612       7.30%       2.18%
                                         2011                      1.00%      10.24      70,291     719,943      -0.80%       0.74%
                                         2010                      1.00%      10.33      52,134     538,295      10.92%       1.13%
                                         2009                      1.00%       9.31      35,042     326,208      24.41%       2.10%
                                         2008                      1.00%       7.48      15,841     118,534     -27.62%       1.68%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
                                         2012                      1.00%      10.62      58,353     619,975       6.82%       1.96%
                                         2011                      1.00%       9.95      43,659     434,223      -1.55%       0.63%
                                         2010                      1.00%      10.10      38,169     385,613      11.43%       0.90%
                                         2009                      1.00%       9.07      25,417     230,452      26.68%       1.94%
                                         2008                      1.00%       7.16      12,067      86,368     -31.47%       1.76%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
                                         2012                      1.00%       9.89      71,139     703,749       6.06%       1.85%
                                         2011                      1.00%       9.33      51,555     480,883      -2.44%       0.64%
                                         2010                      1.00%       9.56      31,803     304,071      12.53%       1.00%
                                         2009                      1.00%       8.50      14,773     125,515      29.65%       1.49%
                                         2008                      1.00%       6.55       7,359      48,221     -36.19%       0.77%
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
                                         2012                      1.00%       9.67       3,244      31,370       4.95%       2.03%
                                         2011     6/6/11           1.00%       9.21       1,470      13,544      -7.01%       0.00%

                                                                                                                        INVESTMENT
                                              COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT                               YEAR    DATE(1)    FEE RATE(2)  UNIT VALUE OUTSTANDING NET ASSETS   RETURN(3)   RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
                                         2012                      1.00% $    14.50      58,545 $   848,886       8.68%       3.94%
                                         2011                      1.00%      13.34      51,666     689,285       2.65%       2.07%
                                         2010                      1.00%      13.00      48,238     626,924       9.40%       4.44%
                                         2009                      1.00%      11.88      29,025     344,804      23.61%       4.64%
                                         2008                      1.00%       9.61      22,686     218,034     -19.25%       1.93%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
                                         2012                      1.00%      13.22     240,099   3,173,273       8.06%       2.56%
                                         2011                      1.00%      12.23     248,311   3,037,078      -1.00%       1.97%
                                         2010                      1.00%      12.35     243,564   3,009,097      11.60%       2.86%
                                         2009                      1.00%      11.07     235,447   2,606,471      27.75%       4.69%
                                         2008                      1.00%       8.67     214,942   1,862,665     -34.08%       0.94%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
                                         2012                      1.00%      14.01     155,479   2,178,264       8.50%       3.39%
                                         2011                      1.00%      12.91     145,490   1,878,666       0.16%       1.81%
                                         2010                      1.00%      12.89     138,348   1,783,601      10.85%       3.05%
                                         2009                      1.00%      11.63     134,690   1,566,524      26.76%       4.68%
                                         2008                      1.00%       9.17     101,213     928,628     -27.35%       1.97%
LVIP SSGA BOND INDEX STANDARD CLASS
                                         2012                      1.00%      11.91      18,182     216,570       2.82%       3.35%
                                         2011                      1.00%      11.58      10,284     119,129       6.33%       4.32%
                                         2010                      1.00%      10.89      15,509     168,964       4.91%       1.91%
                                         2009    6/22/09           1.00%      10.38      16,028     166,443       3.52%       2.85%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
                                         2012                      1.00%      16.21      40,408     654,891      11.53%       2.64%
                                         2011                      1.00%      14.53      38,777     563,479     -15.78%       2.40%
                                         2010                      1.00%      17.25      36,371     627,568      26.50%       1.89%
                                         2009    6/26/09           1.00%      13.64      11,665     159,114      36.02%       1.62%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
                                         2012                      1.00%      12.45      81,332   1,012,395      10.04%       3.52%
                                         2011                      1.00%      11.31      80,967     915,869      -0.78%       1.35%
                                         2010                      1.00%      11.40      82,435     939,759       7.65%       0.93%
                                         2009                      1.00%      10.59      92,538     979,919      29.50%       7.18%
                                         2008                      1.00%       8.18      73,666     602,397     -41.05%       0.58%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
                                         2012                      1.00%      13.03       2,646      34,472      16.95%       1.97%
                                         2011                      1.00%      11.14       2,356      26,247     -13.25%       1.07%
                                         2010                      1.00%      12.84       2,044      26,250       5.99%       2.28%
                                         2009     8/4/09           1.00%      12.12         872      10,564       8.33%       2.06%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
                                         2012     6/7/12           1.00%      10.73       3,311      35,515       9.05%       2.14%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
                                         2012    7/11/12           1.00%      10.92         386       4,217       7.35%       1.49%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
                                         2012                      1.00%      17.25     581,894  10,037,771      15.15%       0.00%
                                         2011                      1.00%      14.98     625,867   9,376,218      -4.82%       0.00%
                                         2010                      1.00%      15.74     628,014   9,885,299      27.09%       0.00%
                                         2009                      1.00%      12.39     633,285   7,843,255      44.89%       0.10%
                                         2008                      1.00%       8.55     650,255   5,558,465     -43.35%       0.00%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
                                         2012                      1.00%       7.61     189,037   1,438,489      15.23%       0.00%
                                         2011                      1.00%       6.60     184,661   1,219,460      -6.62%       0.23%
                                         2010                      1.00%       7.07     180,338   1,275,404      10.24%       0.76%
                                         2009                      1.00%       6.42     178,677   1,146,286      37.15%       0.90%
                                         2008                      1.00%       4.68     172,294     805,948     -41.41%       0.66%

                                                                                                                        INVESTMENT
                                              COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT                               YEAR    DATE(1)    FEE RATE(2)  UNIT VALUE OUTSTANDING NET ASSETS   RETURN(3)   RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
NB AMT LARGE CAP VALUE I CLASS
                                         2012                      1.00% $    17.00     245,450 $ 4,171,843      15.44%       0.44%
                                         2011                      1.00%      14.72     252,975   3,724,679     -12.24%       0.00%
                                         2010                      1.00%      16.78     267,771   4,492,443      14.52%       0.67%
                                         2009                      1.00%      14.65     284,518   4,168,339      54.52%       2.61%
                                         2008                      1.00%       9.48     304,230   2,884,477     -52.87%       0.52%
NB AMT MID CAP GROWTH I CLASS
                                         2012                      1.00%       9.38     533,921   5,006,418      11.30%       0.00%
                                         2011                      1.00%       8.43     560,984   4,726,314      -0.53%       0.00%
                                         2010                      1.00%       8.47     584,625   4,951,554      27.81%       0.00%
                                         2009                      1.00%       6.63     534,677   3,543,076      30.29%       0.00%
                                         2008                      1.00%       5.09     501,407   2,550,181     -43.93%       0.00%
T. ROWE PRICE INTERNATIONAL STOCK CLASS I
                                         2012                      1.00%      18.60     397,048   7,384,468      17.26%       1.29%
                                         2011                      1.00%      15.86     404,815   6,420,681     -13.70%       1.57%
                                         2010                      1.00%      18.38     405,647   7,455,491      13.32%       0.97%
                                         2009                      1.00%      16.22     400,133   6,489,852      50.87%       2.74%
                                         2008                      1.00%      10.75     419,745   4,512,389     -49.21%       1.95%

----------
(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                   AGGREGATE      AGGREGATE
                                                                    COST OF       PROCEEDS
SUBACCOUNT                                                         PURCHASES     FROM SALES
--------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                             $   467,687   $  1,069,314
ABVPSF Growth Class B                                                  74,222         24,608
ABVPSF Growth and Income Class B                                      148,126         74,933
American Century VP Balanced Class I                                  418,807        863,959
American Century VP Inflation Protection Class I                      516,446        220,962
American Funds Global Growth Class 2                                  223,600        606,959
American Funds Growth Class 2                                       1,170,798      1,442,297
American Funds Growth-Income Class 2                                  640,911        402,162
American Funds International Class 2                                  483,753        835,201
BlackRock Global Allocation V.I. Class I                              279,426         43,760
Delaware VIP Diversified Income Standard Class                        854,288        742,918
Delaware VIP High Yield Standard Class                                616,066        349,672
Delaware VIP REIT Service Class                                       688,389      1,066,666
Delaware VIP Small Cap Value Service Class                            634,383        704,658
Delaware VIP Smid Cap Growth Service Class                            639,651        471,358

                                                                   AGGREGATE      AGGREGATE
                                                                    COST OF       PROCEEDS
SUBACCOUNT                                                         PURCHASES     FROM SALES
--------------------------------------------------------------------------------------------
Dreyfus Opportunistic Small Cap Initial Class                     $   264,745   $    887,941
Dreyfus Stock Index Initial Class                                   2,784,127      2,863,663
DWS Alternative Asset Allocation VIP Class A                           24,595         68,195
DWS Equity 500 Index VIP Class A                                      400,235        326,019
DWS Small Cap Index VIP Class A                                       239,649        216,373
Fidelity VIP Asset Manager Initial Class                              734,026      2,309,687
Fidelity VIP Contrafund Service Class 2                             1,142,955      1,133,223
Fidelity VIP Equity-Income Initial Class                            3,255,247      2,879,005
Fidelity VIP Growth Initial Class                                     786,732      4,364,680
Fidelity VIP Money Market Initial Class                                90,334        120,584
Janus Aspen Series Worldwide Institutional Class                      290,900        255,160
LVIP Baron Growth Opportunities Service Class                       1,597,629      1,195,087
LVIP BlackRock Inflation Protected Bond Standard Class                 19,961             26
LVIP Clarion Global Real Estate Standard Class                         86,732         98,487
LVIP Delaware Bond Standard Class                                     824,062        570,937
LVIP Delaware Diversified Floating Rate Service Class                  12,714            121
LVIP Delaware Foundation Aggressive Allocation Standard Class          25,042          3,025
LVIP Delaware Foundation Conservative Allocation Standard Class       115,334         21,803
LVIP Delaware Foundation Moderate Allocation Standard Class            13,458          2,349
LVIP Delaware Growth and Income Standard Class                        177,046        235,151
LVIP Delaware Social Awareness Standard Class                         447,807        322,479
LVIP Global Income Standard Class                                     130,439         27,904
LVIP Mondrian International Value Standard Class                      231,969        429,305
LVIP Protected Profile 2010 Standard Class                             19,670        106,949
LVIP Protected Profile 2020 Standard Class                            231,281         63,909
LVIP Protected Profile 2030 Standard Class                            183,583         26,685
LVIP Protected Profile 2040 Standard Class                            244,817         52,694
LVIP Protected Profile 2050 Standard Class                             40,759         24,199
LVIP Protected Profile Conservative Standard Class                    254,340        129,716
LVIP Protected Profile Growth Standard Class                          326,432        381,012
LVIP Protected Profile Moderate Standard Class                        333,701        152,330
LVIP SSgA Bond Index Standard Class                                   272,684        175,279
LVIP SSgA Emerging Markets 100 Standard Class                         842,609        755,892
LVIP SSgA Global Tactical Allocation RPM Standard Class               138,273        109,755
LVIP SSgA International Index Standard Class                           21,168         17,451
LVIP SSgA S&P 500 Index Standard Class                                 35,850             57
LVIP SSgA Small-Cap Index Standard Class                                4,000              6
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           640,878      1,194,942
LVIP UBS Large Cap Growth RPM Standard Class                          130,040        109,658
NB AMT Large Cap Value I Class                                        264,128        409,003
NB AMT Mid Cap Growth I Class                                         492,871        792,679
T. Rowe Price International Stock Class I                             445,319        565,904

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                NET
                                                                    SHARES     ASSET     FAIR VALUE
SUBACCOUNT                                                          OWNED      VALUE     OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                88,110   $ 16.42   $ 1,446,770   $    1,373,207
ABVPSF Growth Class B                                                39,529     22.50       889,395          714,945
ABVPSF Growth and Income Class B                                     40,665     20.66       840,141          702,955
American Century VP Balanced Class I                              1,372,027      7.13     9,782,554        9,246,785
American Century VP Inflation Protection Class I                     67,315     12.05       811,151          793,818
American Funds Global Growth Class 2                                126,516     23.44     2,965,530        2,610,623
American Funds Growth Class 2                                       274,396     60.45    16,587,237       14,355,019
American Funds Growth-Income Class 2                                147,233     38.24     5,630,173        5,169,399
American Funds International Class 2                                344,309     17.62     6,066,728        6,323,955
BlackRock Global Allocation V.I. Class I                             36,021     16.10       579,937          568,647
Delaware VIP Diversified Income Standard Class                      214,037     11.07     2,369,390        2,273,990

                                                                                NET
                                                                    SHARES     ASSET     FAIR VALUE
SUBACCOUNT                                                          OWNED      VALUE     OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Standard Class                              271,052   $  6.11   $ 1,656,128   $    1,524,317
Delaware VIP REIT Service Class                                     734,964     12.04     8,848,967        8,800,329
Delaware VIP Small Cap Value Service Class                          131,202     33.04     4,334,928        3,782,136
Delaware VIP Smid Cap Growth Service Class                           91,135     23.67     2,157,166        1,969,566
Dreyfus Opportunistic Small Cap Initial Class                       395,455     31.66    12,520,108       15,681,339
Dreyfus Stock Index Initial Class                                   912,478     31.86    29,071,537       25,573,974
DWS Alternative Asset Allocation VIP Class A                          3,933     13.90        54,672           51,949
DWS Equity 500 Index VIP Class A                                    165,582     15.01     2,485,385        2,130,178
DWS Small Cap Index VIP Class A                                     123,669     13.56     1,676,954        1,557,474
Fidelity VIP Asset Manager Initial Class                          1,414,091     15.17    21,451,765       21,495,805
Fidelity VIP Contrafund Service Class 2                             425,782     26.00    11,070,343       10,549,125
Fidelity VIP Equity-Income Initial Class                          1,226,093     19.94    24,448,302       26,434,903
Fidelity VIP Growth Initial Class                                   974,427     42.05    40,974,650       36,527,236
Fidelity VIP Money Market Initial Class                              21,564      1.00        21,564           21,564
Janus Aspen Series Worldwide Institutional Class                    227,907     30.74     7,005,856        7,622,095
LVIP Baron Growth Opportunities Service Class                       392,207     35.08    13,760,182       10,250,039
LVIP BlackRock Inflation Protected Bond Standard Class                1,740     11.48        19,974           19,935
LVIP Clarion Global Real Estate Standard Class                       14,685      8.50       124,780          104,895
LVIP Delaware Bond Standard Class                                   266,935     14.21     3,793,674        3,562,761
LVIP Delaware Diversified Floating Rate Service Class                 1,251     10.14        12,681           12,733
LVIP Delaware Foundation Aggressive Allocation Standard Class         4,772     13.19        62,968           60,367
LVIP Delaware Foundation Conservative Allocation Standard Class      38,764     14.50       562,192          561,386
LVIP Delaware Foundation Moderate Allocation Standard Class           2,942     14.48        42,593           41,439
LVIP Delaware Growth and Income Standard Class                       83,674     33.04     2,764,335        2,475,066
LVIP Delaware Social Awareness Standard Class                       137,039     32.54     4,458,556        4,220,141
LVIP Global Income Standard Class                                    22,018     11.80       259,903          256,324
LVIP Mondrian International Value Standard Class                    186,587     15.24     2,844,147        3,390,022
LVIP Protected Profile 2010 Standard Class                            5,598     11.26        63,024           55,819
LVIP Protected Profile 2020 Standard Class                           86,616     10.79       934,416          851,017
LVIP Protected Profile 2030 Standard Class                           58,277     10.63       619,312          559,081
LVIP Protected Profile 2040 Standard Class                           70,073     10.01       701,361          653,361
LVIP Protected Profile 2050 Standard Class                            3,311      9.40        31,129           30,370
LVIP Protected Profile Conservative Standard Class                   66,048     12.85       848,716          787,212
LVIP Protected Profile Growth Standard Class                        266,641     11.90     3,173,563        3,054,826
LVIP Protected Profile Moderate Standard Class                      173,376     12.56     2,177,945        2,004,596
LVIP SSgA Bond Index Standard Class                                  18,694     11.57       216,304          218,626
LVIP SSgA Emerging Markets 100 Standard Class                        62,586     10.45       653,831          681,594
LVIP SSgA Global Tactical Allocation RPM Standard Class              92,447     10.95     1,012,389        1,007,779
LVIP SSgA International Index Standard Class                          4,309      7.94        34,224           31,740
LVIP SSgA S&P 500 Index Standard Class                                3,485     10.19        35,518           35,793
LVIP SSgA Small-Cap Index Standard Class                                214     19.60         4,192            3,994
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         639,794     15.69    10,037,082        8,381,689
LVIP UBS Large Cap Growth RPM Standard Class                         61,059     23.55     1,437,930        1,149,991
NB AMT Large Cap Value I Class                                      359,455     11.60     4,169,679        4,603,584
NB AMT Mid Cap Growth I Class                                       161,525     30.97     5,002,422        3,994,894
T. Rowe Price International Stock Class I                           531,050     13.90     7,381,599        6,665,843

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                    UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                         ISSUED     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                               113,265   (234,777)       (121,512)
ABVPSF Growth Class B                                                10,225     (2,867)          7,358
ABVPSF Growth and Income Class B                                     11,544     (5,855)          5,689
American Century VP Balanced Class I                                  8,789    (25,669)        (16,880)
American Century VP Inflation Protection Class I                     38,242    (17,234)         21,008
American Funds Global Growth Class 2                                 13,260    (36,257)        (22,997)
American Funds Growth Class 2                                       107,578   (126,800)        (19,222)

                                                                    UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                          ISSUED    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
American Funds Growth-Income Class 2                                 46,753    (30,114)         16,639
American Funds International Class 2                                 36,933    (67,237)        (30,304)
BlackRock Global Allocation V.I. Class I                             21,927     (3,375)         18,552
Delaware VIP Diversified Income Standard Class                       43,138    (43,136)              2
Delaware VIP High Yield Standard Class                               30,871    (20,945)          9,926
Delaware VIP REIT Service Class                                      22,502    (36,799)        (14,297)
Delaware VIP Small Cap Value Service Class                           21,263    (40,227)        (18,964)
Delaware VIP Smid Cap Growth Service Class                           45,466    (39,270)          6,196
Dreyfus Opportunistic Small Cap Initial Class                        14,709    (37,556)        (22,847)
Dreyfus Stock Index Initial Class                                    21,358    (59,813)        (38,455)
DWS Alternative Asset Allocation VIP Class A                          1,733     (5,312)         (3,579)
DWS Equity 500 Index VIP Class A                                     28,247    (24,075)          4,172
DWS Small Cap Index VIP Class A                                      16,569    (14,592)          1,977
Fidelity VIP Asset Manager Initial Class                             10,550    (65,270)        (54,720)
Fidelity VIP Contrafund Service Class 2                              75,147    (75,239)            (92)
Fidelity VIP Equity-Income Initial Class                             35,951    (87,800)        (51,849)
Fidelity VIP Growth Initial Class                                    15,306    (91,378)        (76,072)
Fidelity VIP Money Market Initial Class                               5,141     (6,530)         (1,389)
Janus Aspen Series Worldwide Institutional Class                     21,538    (18,137)          3,401
LVIP Baron Growth Opportunities Service Class                        24,811    (31,678)         (6,867)
LVIP BlackRock Inflation Protected Bond Standard Class                1,949         --           1,949
LVIP Clarion Global Real Estate Standard Class                       11,584    (12,341)           (757)
LVIP Delaware Bond Standard Class                                    44,696    (36,424)          8,272
LVIP Delaware Diversified Floating Rate Service Class                 1,257         (9)          1,248
LVIP Delaware Foundation Aggressive Allocation Standard Class         1,766       (204)          1,562
LVIP Delaware Foundation Conservative Allocation Standard Class       8,125     (1,590)          6,535
LVIP Delaware Foundation Moderate Allocation Standard Class             926       (158)            768
LVIP Delaware Growth and Income Standard Class                       16,019    (21,718)         (5,699)
LVIP Delaware Social Awareness Standard Class                         8,371    (18,401)        (10,030)
LVIP Global Income Standard Class                                    10,446     (2,242)          8,204
LVIP Mondrian International Value Standard Class                     12,180    (29,189)        (17,009)
LVIP Protected Profile 2010 Standard Class                            1,631     (9,259)         (7,628)
LVIP Protected Profile 2020 Standard Class                           20,754     (5,914)         14,840
LVIP Protected Profile 2030 Standard Class                           17,181     (2,487)         14,694
LVIP Protected Profile 2040 Standard Class                           24,995     (5,411)         19,584
LVIP Protected Profile 2050 Standard Class                            4,370     (2,596)          1,774
LVIP Protected Profile Conservative Standard Class                   15,993     (9,114)          6,879
LVIP Protected Profile Growth Standard Class                         21,130    (29,342)         (8,212)
LVIP Protected Profile Moderate Standard Class                       20,748    (10,759)          9,989
LVIP SSgA Bond Index Standard Class                                  22,757    (14,859)          7,898
LVIP SSgA Emerging Markets 100 Standard Class                        52,013    (50,382)          1,631
LVIP SSgA Global Tactical Allocation RPM Standard Class               9,362     (8,997)            365
LVIP SSgA International Index Standard Class                          1,831     (1,541)            290
LVIP SSgA S&P 500 Index Standard Class                                3,311         --           3,311
LVIP SSgA Small-Cap Index Standard Class                                386         --             386
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          24,982    (68,955)        (43,973)
LVIP UBS Large Cap Growth RPM Standard Class                         19,215    (14,839)          4,376
NB AMT Large Cap Value I Class                                       17,472    (24,997)         (7,525)
NB AMT Mid Cap Growth I Class                                        57,495    (84,558)        (27,063)
T. Rowe Price International Stock Class I                            23,638    (31,405)         (7,767)

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                    UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                          ISSUED    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                               289,737   (201,994)         87,743
ABVPSF Growth Class B                                                17,697    (14,702)          2,995
ABVPSF Growth and Income Class B                                     14,429    (11,769)          2,660
American Century VP Balanced Class I                                 16,395    (28,887)        (12,492)
American Century VP Inflation Protection Class I                     34,792     (4,451)         30,341
American Funds Global Growth Class 2                                 29,045    (34,975)         (5,930)
American Funds Growth Class 2                                       149,700   (120,677)         29,023

                                                                    UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                          ISSUED    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
American Funds Growth-Income Class 2                                 50,713    (36,572)         14,141
American Funds International Class 2                                 51,065    (60,683)         (9,618)
BlackRock Global Allocation V.I. Class I                             19,681     (4,189)         15,492
Delaware VIP Diversified Income Standard Class                       44,808    (19,827)         24,981
Delaware VIP High Yield Standard Class                               22,250    (34,786)        (12,536)
Delaware VIP REIT Service Class                                      44,094    (51,129)         (7,035)
Delaware VIP Small Cap Value Service Class                           40,309    (37,047)          3,262
Delaware VIP Smid Cap Growth Service Class                           61,873    (37,974)         23,899
Dreyfus Opportunistic Small Cap Initial Class                        20,594    (42,097)        (21,503)
Dreyfus Stock Index Initial Class                                    34,068    (67,339)        (33,271)
DWS Alternative Asset Allocation VIP Class A                          1,538       (211)          1,327
DWS Equity 500 Index VIP Class A                                     26,445    (18,060)          8,385
DWS Small Cap Index VIP Class A                                      14,645    (18,087)         (3,442)
Fidelity VIP Asset Manager Initial Class                             21,547    (50,164)        (28,617)
Fidelity VIP Contrafund Service Class 2                              86,358    (71,989)         14,369
Fidelity VIP Equity-Income Initial Class                             39,982    (54,807)        (14,825)
Fidelity VIP Growth Initial Class                                    40,233    (91,982)        (51,749)
Fidelity VIP Money Market Initial Class                               8,018     (9,358)         (1,340)
Janus Aspen Series Worldwide Institutional Class                     35,237    (34,160)          1,077
LVIP Baron Growth Opportunities Service Class                        35,259    (30,699)          4,560
LVIP Clarion Global Real Estate Standard Class                        4,827     (3,829)            998
LVIP Delaware Bond Standard Class                                    57,444    (51,090)          6,354
LVIP Delaware Diversified Floating Rate Service Class                    14         --              14
LVIP Delaware Foundation Aggressive Allocation Standard Class         2,637         (1)          2,636
LVIP Delaware Foundation Conservative Allocation Standard Class       6,401     (7,404)         (1,003)
LVIP Delaware Foundation Moderate Allocation Standard Class           2,160        (23)          2,137
LVIP Delaware Growth and Income Standard Class                       24,007    (35,860)        (11,853)
LVIP Delaware Social Awareness Standard Class                        30,302    (16,303)         13,999
LVIP Global Income Standard Class                                    10,155     (4,252)          5,903
LVIP Mondrian International Value Standard Class                     34,714    (33,797)            917
LVIP Protected Profile 2010 Standard Class                            3,250     (1,905)          1,345
LVIP Protected Profile 2020 Standard Class                           23,081     (4,924)         18,157
LVIP Protected Profile 2030 Standard Class                           16,974    (11,484)          5,490
LVIP Protected Profile 2040 Standard Class                           26,404     (6,652)         19,752
LVIP Protected Profile 2050 Standard Class                            1,470         --           1,470
LVIP Protected Profile Conservative Standard Class                   13,743    (10,315)          3,428
LVIP Protected Profile Growth Standard Class                         36,401    (31,654)          4,747
LVIP Protected Profile Moderate Standard Class                       28,149    (21,007)          7,142
LVIP SSgA Bond Index Standard Class                                  13,910    (19,135)         (5,225)
LVIP SSgA Emerging Markets 100 Standard Class                        29,839    (27,433)          2,406
LVIP SSgA Global Tactical Allocation RPM Standard Class              14,712    (16,180)         (1,468)
LVIP SSgA International Index Standard Class                          3,399     (3,087)            312
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          47,386    (49,533)         (2,147)
LVIP UBS Large Cap Growth RPM Standard Class                         24,584    (20,261)          4,323
NB AMT Large Cap Value I Class                                       22,614    (37,410)        (14,796)
NB AMT Mid Cap Growth I Class                                       101,709   (125,350)        (23,641)
T. Rowe Price International Stock Class I                            34,629    (35,461)           (832)

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
  and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 12, 2013

               Lincoln Life & Annuity Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2012

     Statement of Operations - Year ended December 31, 2012

     Statements of Changes in Net Assets - Years ended December 31, 2012 and
     2011

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2012 and 2011

     Statements of Comprehensive Income (Loss) - Years ended December 31, 2012, 2011 and 2010

     Statements of Stockholders' Equity - Years ended December 31, 2012, 2011 and 2010

     Statements of Cash Flows - Years ended December 31, 2012, 2011 and 2010

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors of Lincoln Life & Annuity Company of New York authorizing establishment of the Variable Account incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-10805) filed on August 27, 1996.

(2) Not Applicable.

(3)(a) Principal Underwriting Agreement dated May 1, 2007 incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.

(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (d) Form of Endorsement to Group Annuity Contract and Certificate incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-10863) filed on May 1, 1998.

   (e) Form of Group Annuity Endorsement to Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-10805) filed on April 29, 1999.

   (f) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16,
   2002.

   (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16,
   2002.

   (h) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-10805) filed on April 6, 2004.

   (i) Section 403(b) Annuity Endorsement (32481-G-12/08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.

(5)(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.


   (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

(6) Certificate of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(7) Not Applicable.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

     (i) American Century incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

     (ii)(a) Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed September 30, 1996. (Fund Participation Agreement)

       (b) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-10805) filed April 16, 2003. (Amendment)

     (iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

     (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (vii)(a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)

       (b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 10805) filed on April 16, 2003. (Amendment)

       (c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated April 2, 2007 (Amendment) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-141755) filed on April 15, 2008.

       (d) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated April 2, 2007 (Amendment dated February 9, 2011)

       (e) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated April 2, 2007 (Amendment dated October 10, 2011)

     (viii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (ix) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (x) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (xi) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (xii) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (xiii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141755) filed on April 2, 2007.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

(11) Not Applicable

(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 033-26032) filed on September 21, 2012.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account L as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.


Name                                Positions and Offices with Depositor
---------------------------------   --------------------------------------------------------------------
Ellen Cooper**                      Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio***              Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**                 Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**                   President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen**                     Executive Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                 Second Vice President, General Counsel and Secretary
Jeffrey D. Coutts**                 Senior Vice President and Treasurer

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

   *** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2013 there were 21,833 participants in group contracts under Account L.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                        Positions and Offices with Underwriter
-------------------------   -----------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
David M. Kittredge*         Senior Vice President
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Joel Schwartz*              Senior Vice President and Director
Elizabeth F. Conover***     Assistant Vice President and Chief Financial Officer
Thomas P. O'Neill*          Senior Vice President and Director
Nancy A. Smith*             Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

       *** Principal Business address is 100 Greene Street, Greensboro NC 27401

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 12th day of April, 2013.

      Lincoln Life & Annuity Variable Annuity Account L (Registrant)
      Group Variable Annuity I, II & III
      By:   /s/John D. Weber
            ------------------------------------
            John D. Weber
            Vice President, Lincoln Life & Annuity Company of New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            Vice President, Lincoln Life & Annuity Company of New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 12, 2013.


Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
                                 (Principal Financial Officer)
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Director
------------------------------
George W. Henderson, III
*                                Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*By: /s/ John D. Weber           Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber